                                                     REGISTRATION NOS. 033-85982
                                                                        811-8846



AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 29, 2007


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

PRE-EFFECTIVE AMENDMENT NO.                                             [ ]
POST-EFFECTIVE AMENDMENT NO. 24                                         [X]

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

AMENDMENT NO. 25                                                        [X]
(CHECK APPROPRIATE BOX OR BOXES)


                             FIRST FOCUS FUNDS, INC.
               (Exact name of registrant as specified in charter)

                         1620 Dodge St., Mail Stop 1701
                                 Omaha, NE 68102
                    (Address of principal executive offices)

       Registrant's Telephone Number, including area code: (402) 341-0500

                               Brittany Fahrenkrog
                         1620 Dodge St., Mail Stop 1701
                                 Omaha, NE 68102
                     (Name and address of agent for service)

                  Please send copies of all communications to:

                             David E. Gardels, Esq.
                       Blackwell Sanders Peper Martin LLP
                          1620 Dodge Street, Suite 2100
                              Omaha, Nebraska 68102

It is proposed that this filing will become effective:

     [ ]  immediately upon filing pursuant to paragraph (b)


     [X]  on July 2, 2007 pursuant to paragraph (b)


     [ ]  60 days after filing pursuant to paragraph (a)

     [ ]  on [date] pursuant to paragraph (a) of Rule 485

     [ ]  75 days after filing pursuant to paragraph (a)


If appropriate, check the following box:

     [X] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


This Post-Effective Amendment No. 24 under the Securities Act of 1933, as amended, (the "1933 Act") to the Registration Statement of First Focus Funds, Inc. ("Registrant") on Form N-1A relates only to the First Focus Large Cap Growth Fund, a new series of Registrant. No disclosure with respect to any other series of the Registrant or of any other registered investment company is modified hereby.

This Post-Effective Amendment No. 24 consists of the prospectus and statement of additional information of the First Focus Large Cap Growth Fund, in addition to other components of the Registrant's Registration Statement on Form N-1A. This Post-Effective Amendment No. 24 is filed for the purposes of: (i) responding to comments of the staff of the Securities and Exchange Commission; (ii) making certain other minor and conforming changes; and (iii) extending the effective date of Registrant's Post-Effective Amendment No. 23 under the 1933 Act, which was previously filed on April 17, 2007, to July 2, 2007.



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[FIRST FOCUS FUNDS LOGO]


                                  FIRST FOCUS
                             LARGE CAP GROWTH FUND

                         PROSPECTUS AND PRIVACY POLICY

                                  JULY 2, 2007






                           VALUE. STABILITY. SERVICE.

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                              NOTICE TO INVESTORS

                        Shares of First Focus Funds are:

----------------------------------------------------------------
                        NOT FDIC INSURED
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                      MAY LOSE VALUE  NO BANK GUARANTEE
----------------------------------------------------------------

The First Focus Funds are distributed by an independent third party, BISYS Fund Services, Limited Partnership.


These pages are followed by a Prospectus which describes in detail the Large Cap Growth Fund's objectives, investment policies, risks, fees and other matters of interest. Please read it carefully before investing.

PROSPECTUS

First Focus Funds(SM)
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                                       1

Prospectus -- Large Cap Growth Fund


July 2, 2007


First Focus Funds, Inc. (the "Company") is a family of nine mutual funds (the "Funds"). This Prospectus describes the Shares of one fund, the Large Cap Growth Fund (the "Fund").

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, the First National Bank of Omaha, First National Colorado, Inc., their parent, First National of Nebraska, Inc., or any of their affiliates. Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund involves certain investment risks, including the possible loss of principal.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

The Fund

Principal investment strategies and risks, expenses and performance

First Focus Large Cap Growth Fund.........     2

Your Investment

Buying and selling shares, account policies and management

Buying Shares.............................     5
Selling Shares............................     5
Exchanging Shares.........................     6
Transaction Policies......................     7
Dividends and Taxes.......................     8
Management of the Company.................     9
Financial Highlights......................    11
For more information..................Back cover

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PROSPECTUS

First Focus Large Cap Growth Fund (FOLCX)
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                                       2

Objective

The investment objective of the Large Cap Growth Fund is long-term capital appreciation.

Principal Investment Strategies and Risks

Principal investments


Under normal circumstances and market conditions, the Fund intends to invest at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in the common stock of companies with market capitalizations of at least $5 billion. The Fund will generally hold a core position of between 20 and 50 holdings. Although the Fund retains the ability to invest in a relatively small number of stocks, the Fund's goal is to remain diversified. These are not fundamental investment policies and may be changed by the Fund's Board of Directors upon 60 days notice to shareholders.


The Fund also will invest in common stocks that the Adviser believes have the potential to grow earnings more rapidly than their competitors.

In choosing investments, the Fund's Adviser looks for large capitalization companies with:

- strong unit growth

- dominant market positions

- conservative accounting practices

- internally financed growth

Other investments

Under normal circumstances, the Fund may invest up to 20% of its total assets in equity securities of foreign issuers. The Fund may also lend its portfolio securities and invest uninvested cash balances in money market funds.

Principal risks

The value of the Fund's shares depends on the value of the securities it owns. The value of your investment may fluctuate significantly, which means you could lose money.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General market risks. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the Adviser will not accurately predict the direction of these and other factors and, as a result, the Adviser's investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Growth investing. The Fund is primarily growth oriented and it may not perform as well as other types of mutual funds. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Common stocks. The Fund invests primarily in common stocks of large companies. The risks of common stock investing include:

- A company not performing as anticipated. Factors affecting a company's performance can include the strength of its management and the demand for its products or services. Negative performance may affect the valuation and earnings growth the Adviser perceived when selecting the stock.

- Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund's investments may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when the company fundamentals are strong. A company's stock may drop as a result of technological, environmental, or regulatory change. Company news or a change in expected earnings could also affect prices.

Focused Investment Risk. Focusing or concentrating Fund investments in a small number of companies, industries, or regions increases risk. A fund that "concentrates" its investments in a certain type of
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                                       3


company (such as biotechnology, healthcare or technology companies) is particularly vulnerable to events affecting those types of companies. Also, the Fund may have greater risk to the extent it invests a substantial portion of its assets in a group of related industries (or "sectors") such as the "technology" or "financial and business services" sectors. The industries comprising any particular sector may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments. For example, companies in the healthcare sector are subject to rapid obsolescence of products, patent expirations, and changes in governmental regulation or reimbursements; and companies in the technology sector are subject to short product cycles, intense competition and significant losses and/or limited earnings. Because the Fund will generally maintain core holdings in 20 to 50 stocks, its portfolio may become more concentrated on a small number of companies, industries or regions.


Mid-Cap stocks. Investing in medium-capitalization companies may lead to risks greater than those of other equity investments. Mid-Cap stocks are generally less liquid than large-cap stocks, and may be more affected by technological, environmental or regulatory change.

Over-the-counter market. Some of the common stocks in which the Fund invests trade in the over-the-counter market. These "unlisted common stocks" generally trade at a lower volume, which may limit their liquidity.


Securities Lending Risk. The Fund may lend its portfolio securities to banks or broker-dealers which meet the creditworthiness standards established by the Fund's Board of Directors. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund's performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. Although the Fund generally has the ability to recall loaned securities pursuant to a securities lending arrangement in the event that a shareholder vote is held, there is a risk that any delay in recovery of such security will result in the holder of such security being unable to vote. All of the aforementioned risks may be greater for non-U.S. securities.


Foreign Investment Risk. Foreign securities are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Direct investment in foreign securities denominated in a foreign currency involves exposure to fluctuations in foreign currency exchange rates which may reduce the value of an investment made in a security denominated in that foreign currency; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Foreign securities also include American Depositary Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs, EDRs and GDRs are depository receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends from the underlying company. ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. ADRs, EDRs and GDRs are subject to the same risks as other foreign securities.

Performance History

Performance information for the Fund will be available when the Fund has been in operation for one calendar year. Performance will be benchmarked against the Russell 1000 Growth Index.

PROSPECTUS

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                                       4

Expenses

This table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. The Shares have no shareholder transaction fees. Annual fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund's share price.
                                   FEE TABLE


Large Cap Growth Fund
Annual Fund Operating Expenses
(% of average net assets)
-----------------------------------------------
Management Fees(1)                        0.90%
-----------------------------------------------
Distribution (12b-1) Fees                  None
-----------------------------------------------
Other Expenses(2)                         0.63%
-----------------------------------------------
Total Fund Operating Expenses(1)(2)       1.53%
-----------------------------------------------


(1) The table above reflects all fees the Fund's service providers (including its investment advisers) are entitled to receive during the fiscal year ending March 31, 2008 pursuant to their contracts with the Fund. During the fiscal year ending March 31, 2008, certain service providers will be voluntarily waiving a portion of their respective fees. These waivers may be terminated at any time by either the service provider or the Fund. After these waivers, the actual Total Fund Operating Expenses incurred by the Fund for the fiscal year ending March 31, 2008 is estimated to be 1.23%. Taking these waivers into account, the Fund's actual Management Fees and Other Expenses for the fiscal year ending March 31, 2008 are estimated to be 0.60% and 0.63%, respectively.


(2) "Other Expenses" include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees. See "Service Plan" for more information on shareholder servicing fees. "Other Expenses" are based on estimated expenses for the current fiscal year.


The example below is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund's operating expenses remain the same. The figure shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.
                                EXPENSE EXAMPLE

        1 YEAR                   3 YEARS
------------------------------------------------
         $156                     $483
------------------------------------------------

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                                       5

Buying, Selling and Exchanging Shares

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Shares of the Fund. The Fund reserves the right to refuse purchases that may adversely affect the Fund. The Fund does not accept cash, money orders, travelers checks, starter checks, counter checks or third-party checks.

Buying Shares

You can buy Shares by mail or wire, or through First National Bank or its affiliates, your broker/dealer or other institutions. For a Purchase Application, call 1-800-662-4203. You can also obtain an application by visiting our website at www.firstfocusfunds.com.

Opening an Account by Mail

Make out a check for the amount you want to invest, payable to the Fund you want. See page 7 for minimum account amounts.

Mail the check and a completed Purchase Application to:

         First Focus Funds Service Center
         P.O. Box 219022
         Kansas City, MO 64121-9022

Adding to Your Account by Mail

Make out a check for the amount you want to invest, payable to the Fund you want. See page 7 for minimum account amounts.

Mail the check and a note with your account number to:

         First Focus Funds Service Center
         P.O. Box 219022
         Kansas City, MO 64121-9022

Adding to Your Account by Wire

Call 1-800-662-4203 for the account number to which funds should be wired. Your bank may charge a wire transfer fee.

Through Other Institutions

To find out if you can buy Shares through your bank, broker/dealer, or other institution, call 1-800-662-4203 or call your institution. Check with your institution on account requirements, procedures, and any fees, which will reduce your net return.

Customer Identification Program

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such other action as we deem reasonable as required by law.

Auto Invest Plan

You can make regular monthly or quarterly purchases by Automated Clearing House
(ACH) transfer from your bank account. The minimum investment to open your account is $100; the minimum for additional investments is $50. To start, complete the Auto Invest Plan section of the Purchase Application. To change your plan, send the Funds a signature-guaranteed written request. See "Signature Guarantees" on page 8.

Selling (Redeeming) Shares

If you purchase your shares directly from the Fund, you can redeem them as described below. If you purchase shares through a bank or other institution, you need to meet that institution's account requirements.

- Send a written request to: First Focus Funds Service Center P.O. Box 219022 Kansas City, MO 64121-9022

                                       or

- If you previously authorized telephone redemptions, call 1-800-662-4203 to request the redemption.

- The Fund will mail a check payable to the Shareholder(s) of record to the address of record, or wire the funds at no charge to a previously designated bank account. Check with your bank to determine if it charges a wire transfer fee. See "Signature Guarantees," on page 8.
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PROSPECTUS


First Focus Large Cap Growth Fund (FOLCX) (continued)

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                                       6

Auto Withdrawal Plan

You can redeem shares automatically every month or quarter and have a check for the specified amount mailed to you. The minimum withdrawal is $100. To start, call 1-800-662-4203. To change your plan, send the Fund a signature-guaranteed written request or an Account Change Form. See "Signature Guarantees," on page
8. You could have negative tax results if you purchase shares while you're making withdrawals. Be sure to check with your tax adviser on the effects of this plan, especially if you're also purchasing shares.

Exchanging Shares

You can exchange shares of one First Focus Fund for shares of another. An exchange is considered a sale of shares; you may have a capital gain or loss for federal income tax purposes.

- Read the Prospectus of the Fund whose shares you want to buy in the exchange.

- Mail the Funds your signature-guaranteed request or call 1-800-662-4203. See "Signature Guarantees" on page 8.

- The amount to be exchanged must meet minimum investment requirements, described below.

The Funds reserve the right to restrict or refuse an exchange request if a Fund has received or anticipates simultaneous orders affecting significant portions of the Fund's assets. There is no assurance the Funds will be able to anticipate any such exchange requests.

The Funds may change or eliminate the exchange privilege with 60 days' notice to Shareholders, though there are no plans to do so. You may exchange only into Fund shares legally available in your state.

Excessive Trading

The Funds seek to deter short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between the Funds or sales and repurchases of a Fund within a short time period) may:

- disrupt portfolio management strategies,

- increase brokerage and other transaction costs, and

- negatively affect fund performance.

Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on net asset values that do not reflect appropriate fair value prices.

The Fund's Board of Directors has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:

Monitoring of Trading Activity

The Funds, through the investment adviser and/or subadviser and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

Restrictions on Transactions

The Funds have broad authority to take discretionary action against market timers and against particular trades. They also have sole discretion to:

- restrict purchases or exchanges that they or their agents believe constitute excessive trading.

- reject purchases or exchanges that violate a Fund's excessive trading policies or its exchange limits.

Fair Valuation

The Funds have fair value pricing procedures in place. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Funds attempt to establish a price that
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                                       7

they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

Despite its best efforts, First Focus Funds may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, First Focus Funds may not be able to prevent all market timing and its potential negative impact.

Transaction Policies

Share Price

The price per share for the Fund, equal to net asset value (NAV), is calculated each business day at the regularly scheduled normal close of trading on the New York Stock Exchange (NYSE) (typically 4 p.m. Eastern Time). A business day is any day on which the NYSE is open for business.

If the Fund receives your buy or sell order before the daily valuation time, you will pay or receive that day's NAV for each share. Otherwise you will pay or receive the next business day's NAV for each share.

To calculate the NAV, First Focus Funds adds up the value of all a Fund's securities and other assets, subtracts any liabilities, and divides by the number of shares of that Fund outstanding. You can determine the value of your account on any particular day by multiplying the number of shares you own by the day's NAV.

The Funds' securities are valued at market value. Securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market, typically 4:00 p.m. Eastern Time. If reliable market prices aren't available, the fair value prices will be determined using methods approved by the Funds' Board of Directors.

Some of the more common reasons that may necessitate that any security be valued using fair value procedures include, but are not limited to:

- the security's trading has been halted or suspended;

- the security has been de-listed from a national exchange;

- the security's primary trading market is temporarily closed at a time when under normal conditions it would be open;

- the security has not been traded for an extended period of time.

Minimum Investments and Additions

The minimum initial investment for the Fund is $1,000. For additional investments, it's $50. Under the Auto Invest Plan, the required initial investment drops to $100. The Fund may also waive minimum requirements for Individual Retirement Accounts and payroll deduction plans.

If an exchange or redemption causes the value of your account (other than an Auto Invest Plan or payroll deduction account) to fall below $1,000, the Funds may ask you to add to your account. If the balance remains below the minimum after 60 days, the Funds may close out your account and mail you the proceeds.

Redemption Payments

If you redeem shares, your payment normally will be sent within seven days of the Fund's Transfer Agent receiving your request. Shares are sold at the next NAV calculated after your request is received in good order. Unless it would hurt a Fund or its Shareholders, the Funds try to honor requests for next-day payment if your order is received on a business day before 4 p.m. Eastern Time, or second-day payment if your order is received after that time.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 15 calendar days. This is intended to protect the Funds and their Shareholders from loss.

The Funds intend to pay cash for all shares redeemed, but under unusual conditions may make payment wholly or partly in portfolio securities whose market value equals the redemption price. You will incur brokerage costs when converting them to cash.

The Funds may suspend your right to sell your shares during times when the NYSE restricts or halts trading, or
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PROSPECTUS


First Focus Large Cap Growth Fund (FOLCX) (continued)

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                                       8

as otherwise permitted by the SEC. The Funds will require a signature guarantee on redemption requests of $50,000 or more, or if the redemption proceeds are to be paid or sent to someone other than you. See "Signature Guarantees" below.

Signature Guarantees

Signature guarantees are designed to prevent unauthorized transactions. The guarantor pledges that the signature presented is genuine -- and, unlike a notary public, is financially responsible if it's not. The Transfer Agent requires a "medallion" signature guarantee.

You can obtain medallion signature guarantees from banks, brokers/dealers, credit unions, securities exchanges and some other institutions. A notary public is not acceptable. The Funds require a medallion signature guarantee to change the address to which a redemption check is to be mailed or to make the check payable to someone other than the Shareholder(s) of record. If you have changed your address within 30 days of a redemption request, a medallion signature guarantee is required. For joint accounts, each signature must be guaranteed. The Transfer Agent reserves the right to reject any signature guarantee.

Telephone Transactions

For purchases made by telephone, the Funds and their agents will use reasonable procedures to confirm telephone instructions are genuine. These procedures may include, among others, requiring some form of identification before acting on telephone instructions; providing written confirmation of all such transactions; and tape recording all telephone instructions. If reasonable procedures are followed, the Funds and their agents will not be liable for any loss, cost, or expense due to an investor's telephone instructions or an unauthorized telephone redemption.

If, because of peak activity or adverse conditions, you can't place a telephone transaction, consider mailing your request as described in "Buying Shares" and "Selling Shares" above. The Funds reserve the right to refuse a telephone transaction.

Dividends and Taxes

The Funds generally pass net investment income and realized capital gains, if any, on to Shareholders in the form of dividends and capital gains.

The timing and characterization of income distributions are determined annually in accordance with Federal Income Tax regulations. Income determined in accordance with Federal Income Tax regulations may differ from Accounting Principles Generally Accepted in the United States of America. As a result, net investment income for a reporting period may differ significantly from distributions paid during the same reporting period.

Dividends

The Fund declares and pays dividends monthly, generally during the last week of each month.

Taxes

Here's an overview of important information about taxes for shareholders of the Fund.

- Dividends and distributions you receive, whether in cash or additional shares, are generally taxable.

- Distributions from the Fund's long-term capital gains over net short-term capital losses are taxable as long-term capital gains in the year you receive them, no matter how long you've held the shares.

- Some dividends paid in January may be taxable as if you had received them the previous December.

- Dividends attributable to interest on U.S. Treasury obligations may be subject to state and local taxes, even though the interest would be tax-exempt if you received it directly.

- If the distribution of income or gain realized on the sale of securities causes a share's NAV to fall below what you paid for it, the distribution is a "return of invested principal" but is still taxable as described above.

- If you buy shares shortly before the record date of a Fund's dividend or capital gains distribution, the payment of those dividends or capital gains will reduce your NAV per share. All or a part of such distributions are taxable.
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                                       9

- Corporations may be eligible for a dividends-received deduction on certain dividends.

- Under the provisions of recently enacted tax legislation, some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that a fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. The Funds will notify you as to how much of your distributions, if any, will qualify for the reduced tax rate.

At least annually, the Funds will advise you of the source and tax status of all the distributions you've received.

This Prospectus gives only general tax information. Before you invest, consult your tax adviser on federal, state and local tax considerations for your specific situation.

Portfolio Holdings

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.

Management of the Company

Investment Advisers

FNB Fund Advisers ("FNB"), a division of First National Bank of Omaha ("First National"), One First National Center, Omaha, Nebraska, is the Fund's investment adviser. FNB is a registered investment adviser under the Investment Advisers Act of 1940.

First National is a subsidiary of First National of Nebraska, Inc., a Nebraska corporation with total assets of about $17 billion as of December 31, 2006. First National offers clients a full range of financial services and has more than 75 years of experience in trust and investment management. As of December 31, 2006, First National Bank's Trust and Investment Management Group had about $22 billion under management.

Investment Sub-Adviser

Riverbridge Partners, LLC ("Riverbridge"), located at Midwest Plaza West, 801 Nicollet Mall, Suite 600, Minneapolis, Minnesota, serves as the investment sub-adviser to the Large Cap Growth Fund. Riverbridge, a registered investment adviser under the Investment Advisers Act of 1940, provides investment advisory services to individuals, investment companies and other institutions. As of December 31, 2006, Riverbridge had $942.9 million in assets under management.

Responsibilities

FNB provides general oversight of the Fund and the selection of its sub-adviser, Riverbridge. FNB supervises Riverbridge's administration of the Fund's investment program. Subject to oversight by the Fund's Board of Directors and FNB's supervision, Riverbridge:

- manages the Fund's investments;

- makes buy/sell decisions and places the orders; and

- keeps records of purchases and sales.

Portfolio Managers

Investment decisions for the Fund are made by a team of Riverbridge personnel. In general, investment decisions are made by consensus and no one person is primarily responsible for making investment recommendations. However, Mark Thompson is the Chief Investment Officer of Riverbridge and leads its five-person Investment Team, and therefore is in charge of the day-to-day management of the Fund's assets.

- Mark Thompson co-founded Riverbridge in July of 1987. Mr. Thompson has over 25 years experience in the financial services industry. Prior to founding Riverbridge, Mr. Thompson was employed with IDS Financial Corp. -- now Ameriprise Financial Services, Inc. -- where he was responsible for investment research and an associate portfolio manager of the IDS New Dimensions Fund. Mr. Thompson is a graduate of the University Of Minnesota Carlson School Of Management with a BSB in Finance. He is a member of the CFA Institute and the CFA Society of Minnesota.

- Phil Dobrzynski, Research Analyst, is a member of the Investment Team and is responsible for securities analysis across all industry sectors. Phil brings a spectrum of financial and investment industry background and talents to Riverbridge clients. He is a

PROSPECTUS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       10

  Chartered Financial Analyst, a Certified Public Accountant with six years of experience in public accounting, and holds a Certified Financial Planner(TM) certification. He has been an Adjunct Professor for the Financial Planning Program, Minnesota State University at Mankato. Phil joined Riverbridge Partners in May 1998. He began his career with Arthur Andersen & Company. Before joining the staff at Riverbridge Partners, Phil worked for Tyler, Simms & St. Sauveur, Certified Public Accounts, as an audit and tax supervisor. Phil received his BS degree in Accounting from Pennsylvania State University and his MBA from the University Of Minnesota Carlson School Of Management. Phil is a member of the CFA Institute; the CFA Society of Minnesota; the American Institute of Certified Public Accountants (AICPA); the Financial Planning Association (FPA); and the Financial Planning Association of Minnesota.

- Dana Feick, Research Analyst, has over 21 years of experience in the financial services industry. As a member of the Investment Team, he is responsible for securities analysis across all industry sectors and for portfolio management of the Eco Leaders Portfolio. Dana joined the Riverbridge Partners team in January 1992. Dana began his investment career at IDS Financial Corporation, now Ameriprise Financial Services, Inc. He was a Research Associate in the IDS Growth Spectrum Advisors division that manages small cap funds for institutions; Dana was responsible for small cap growth stock research across all industries. Dana was also a Research Analyst for the IDS Investment Research division where he was responsible for a variety of industries. He graduated with distinction from the University Of Minnesota School Of Management where he received a BSB in finance. Dana received his Chartered Financial Analyst (CFA) certificate in 1990. Dana is a member of the CFA Institute and the CFA Society of Minnesota.

- Rick Moulton, Research Analyst, has contributed his many talents to Riverbridge Partners since May 1991. He is a member of the Investment Team and is responsible for securities analysis and company research across all industry sectors. Rick is also a client relationship manager for Riverbridge's institutional clients and intermediaries. Additionally, he leads the compliance, operations and trading efforts at Riverbridge and is active in marketing efforts. Rick has over 16 years of experience in the financial services industry. Prior to joining Riverbridge Partners, he worked for Dain Bosworth, Inc. as an IRA/Margin Generalist. Rick graduated from the University Of Minnesota Carlson School Of Management where he received a BSB in Finance. Rick is a Chartered Financial Analyst. He is a member of the CFA Institute and the CFA Society of Minnesota.


- David Webb began his career at Riverbridge in 2003 as an Investment Intern while a full time MBA student at the Carlson School of Management at the University of Minnesota. Upon his graduation, David joined the Riverbridge Investment Team as a Research Analyst. Prior to graduate school, he worked as an equity research analyst for a top-ranked research team at Robert W. Baird & Company at their headquarters in Milwaukee, Wisconsin from 2000-2003. David graduated with distinction from the University of Wisconsin at Madison with degrees in Real Estate & Urban Land Economics, and Finance, Investment, & Banking. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Minnesota.


Additional information about each portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund managed by that portfolio manager is available in the Statement of Additional Information ("SAI").

Fees

Under its advisory contract with the Funds, FNB receives an advisory fee from the Large Cap Growth Fund. Computed daily and paid monthly, the fee is .90% of the Fund's average daily net assets. Under the subadvisory contract between FNB and Riverbridge respecting the Fund, FNB pays Riverbridge 50% of such advisory fee.

Both FNB and Riverbridge may choose to waive all or some of their respective advisory fees, which will cause the Fund's total return to be higher than it would be without the waiver. FNB and Riverbridge may each end such waivers anytime and may not seek reimbursement.

The basis for the Board of Directors approving the amendment to the Funds' advisory contract with FNB and the subadvisory contract between FNB and Riverbridge on April 12, 2007, will be available in the

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       11


Fund's semi-annual report for the fiscal period ended September 30, 2007.


Other Service Providers

The Funds' Board of Directors has appointed various parties to advise and administer the Funds.

Administrator and Distributor

BISYS Fund Services, Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 53219, is Administrator for each Fund, providing clerical, compliance, regulatory, accounting and other services. BISYS Fund Services, Limited Partnership, an affiliate of the Administrator, is Distributor for the Funds.

Custodian and Transfer Agent

First National in its capacity as Custodian provides for the safekeeping of the Fund's assets. First National also serves as the Funds' Transfer Agent. DST Systems, Inc., 210 W. 10th Street, Kansas City, MO 64105 is Sub-Transfer Agent, whose functions include disbursing dividends and other distributions.

All service providers receive fees. They may choose to waive some or all of their fees, which will cause the Fund's returns to be higher than they would have been without the waiver.

Service Plan

The Company has adopted an Administrative Service Plan (the "Services Plan") under which each Fund may enter into a Servicing Agreement to pay compensation to banks and other financial institutions that provide various administrative services for Shareholders ("Shareholder Servicing Agent"). Under the Services Plan, the fees will not exceed an annual rate of 0.25% of a Fund's average daily net assets. Such Shareholder Servicing Agents may include the Advisers, their correspondent and affiliated banks, and the Administrator and its affiliates.

The Funds' agreement with First National sets that Shareholder Servicing Agent's service fee at the annual rate of 0.25% of the average aggregate net asset value of the Funds held during the period by customers for whom First National provided services under the Servicing Agreement.

First National may choose to waive some or all of this fee, which will cause a Fund's total return and yield to be higher than without the waiver.

Financial Highlights

The Fund will provide highlights of its financial performance after its first year of operations.

First Focus Funds Privacy Policy
--------------------------------------------------------------------------------

Our Commitment to You

We are bound by a privacy policy that requires us to treat private information as confidential. We will continue to protect the privacy of the information you share with us. Specific procedures have been developed to safeguard your private information and comply with government standards.

Serving Your Needs

In order to open your First Focus Funds account and provide you with high quality services, we need to know certain kinds of information. We collect non-public personal information about you from the following sources:

- Information we receive from you on applications and other forms such as your name, address, phone number, social security number and personal financial information.

- Information about your transactions and account experience with us, such as your holdings and trades.

Safeguarding Your Information

Our privacy policy safeguards the information that you have entrusted to us. Keeping your personal information secure is one of our most important responsibilities. All of the persons and companies that we retain to deal with your account are held accountable for adhering to strict standards to prevent misuse of your personal information.

We safeguard your information in the following ways:

- Generally, access to information about you is restricted to individuals using it to maintain your account and act on your request for additional services.

- We, and the service providers that work for us, maintain security standards and procedures designed to protect customer information and to prevent unauthorized access to such information.

- Sharing Information With Others

In the course of conducting business and maintaining your account we may share customer information, as allowed by law, with our affiliated companies and with other service providers, including broker-dealers, custodians, transfer agents and marketing consultants. Each of these companies is required to agree to strictly safeguard the confidentiality of our customer information. There may be times when we provide information to federal, state or local authorities as required by law. We may also share information with nonaffiliated third parties if we have your consent, such as when you request it or you ask us to process a transaction that requires us to do so.

We appreciate the trust you have placed in First Focus Funds. We, in turn, respect your desire for privacy and we will work hard to keep your personal information confidential.

                           Not Part of the Prospectus

For more information on the Funds, ask for a free copy of the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI).
     The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference, which means it is legally considered part of this Prospectus. It contains more details on all aspects of the Funds.

ANNUAL/SEMI-ANNUAL REPORTS.
     These reports describe the Funds' performance, list portfolio holdings and include financial statements. The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

TO OBTAIN INFORMATION:
     By phone
          Call 1-800-662-4203
     By mail
          Write to: First Focus Funds Service Center
                    P.O. Box 219022
                    Kansas City, MO 64121-9022
     On the web
          www.firstfocusfunds.com

You can review and copy information about First Focus Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You can call 1-202-942-8090 for information on the operations of the Public Reference Room. Reports and other information about First Focus Funds are also available at the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to the address below or by electronic request to publicinfo@sec.gov.

     Public Reference Section
     Securities and Exchange Commission
     Washington, D.C. 20549-0102

SEC FILE NUMBER 811-8846


                            [FIRST FOCUS FUNDS LOGO]

                           Value. Stability. Service.
                                 P.O. Box 219022
                           Kansas City, MO 64121-9022



FFF-LCG-07-07

                        First Focus Large Cap Growth Fund


                           an Investment Portfolio of

                             FIRST FOCUS FUNDS, INC.

                       Statement of Additional Information


                                  July 2, 2007

This Statement of Additional Information ("SAI") is not a Prospectus, but should be read in conjunction with the Prospectus (the "Prospectus") of First Focus Large Cap Growth Fund (the "Fund"), dated July 2, 2007. This SAI is incorporated in its entirety into the Prospectus. The Fund is a separate investment portfolio of First Focus Funds, Inc. (the "Company"). In addition to the Fund, the Company has eight other separate investment portfolios: the First Focus Short-Intermediate Bond Fund (the "Short-Intermediate Fund"), the First Focus Income Fund (the "Income Fund"), the First Focus Nebraska Tax-Free Fund (the "Tax-Free Fund"), the First Focus Balanced Fund (the "Balanced Fund"), the First Focus Core Equity Fund (the "Equity Fund"), the First Focus Growth Opportunities Fund (the "Growth Opportunities Fund"), the First Focus Small Company Fund (the "Small Company Fund") and the First Focus International Equity Fund (the "International Fund"), (collectively with the Fund referred to as the "First Focus Funds"). The Prospectus for each First Focus Fund other than the Fund is dated August 1, 2006, as supplemented October 13, 2006 with respect to the Small Company Fund and the Core Equity Fund, as supplemented on December 12, 2006 with respect to the International Fund, and as supplemented March 16, 2007 with respect to all of the First Focus Funds excepting the Fund.

No investment in shares of the Fund should be made without first reading the Prospectus. Copies of the Prospectus may be obtained by writing the Company, P.O. Box 219022, Kansas City, Missouri, 64141-6022, or by telephoning toll free
(800) 662-4203. The Prospectus may be obtained upon written request to the mailing address listed above, or by telephone request to the toll-free number listed above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                                TABLE OF CONTENTS


                                                                                                  PAGE
THE COMPANY ...................................................................................    1

INVESTMENT OBJECTIVES, POLICIES, AND RISKS.....................................................    1

Additional Information on Portfolio Instruments................................................    1
Investment Restrictions........................................................................    5
Portfolio Turnover.............................................................................    6

NET ASSET VALUE................................................................................    6

ADDITIONAL PURCHASE, REDEMPTION, AND EXCHANGE INFORMATION......................................    7

MANAGEMENT OF THE COMPANY......................................................................    8
  Directors and Officers.......................................................................    8
  Fund Committees..............................................................................    9
  Proxy Voting Policies........................................................................    10
  Investment Adviser and Sub-Adviser...........................................................    10
  Portfolio Transactions.......................................................................    11
  Portfolio Holdings...........................................................................    13
  Portfolio Managers...........................................................................    14
  Banking Regulations..........................................................................    14
  Administrator................................................................................    15
  Expenses.....................................................................................    16
  Distributor..................................................................................    16
  Administrative Services Plan.................................................................    17
  Custodians...................................................................................    18
  Transfer Agency Services.....................................................................    19
  Independent Registered Public Accounting Firm................................................    19
  Legal Counsel................................................................................    20
  Codes of Ethics..............................................................................    20

ADDITIONAL INFORMATION.........................................................................    20
  Organization and Capital Structure...........................................................    20
  Shareholder Meetings.........................................................................    20
  Ownership of Shares..........................................................................    21
  Control Persons and Principal Holders of Securities..........................................    21
  Vote of a Majority of the Outstanding Shares.................................................    21
  Additional Tax Information...................................................................    21
  Performance Comparisons......................................................................    23
  Miscellaneous................................................................................    23

APPENDIX A.....................................................................................    A-1
APPENDIX B- Proxy Voting Policies..............................................................    B-1

                       STATEMENT OF ADDITIONAL INFORMATION

                                   THE COMPANY

    First Focus Funds, Inc. (the "Company") is an open-end management investment company which currently offers nine investment portfolios identified on the preceding page. The information contained in this SAI pertains only to the Large Cap Growth Fund investment portfolio.

                   INVESTMENT OBJECTIVES, POLICIES, AND RISKS

Additional Information on Portfolio Instruments

    The following policies supplement the investment objective, policies and risks of the Fund as set forth in the Prospectus.

    Bank Obligations. The Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.

    Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

    Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (i) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (ii) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation ("FDIC").

    The Fund may also invest in Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.

    Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. The Fund's investment adviser or sub-adviser (each an "Adviser" and, collectively, the "Advisers") will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand. The Fund will not invest more than 5% of its assets in such securities.

    Foreign Investments. The Fund may invest up to 20% of its assets in foreign securities either directly or through the purchase of sponsored and unsponsored American Depository Receipts ("ADRs").

    Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

    ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. Generally, ADRs are designed for trading in the

U.S. securities market, and may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depository receipt generally bear all the costs of the unsponsored facility. Unsponsored depository receipts may be less liquid than sponsored ones, and there may be less information available regarding the underlying foreign issuer for the unsponsored depository receipt. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

    Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs, investment companies that invest in foreign securities and securities purchased on foreign securities exchanges, may subject the Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include trade balances and imbalances, and related economic policies, future adverse political, economic, and social developments, possible imposition of withholding taxes on interest and dividend income, possible seizure, nationalization, or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers, and securities markets in foreign countries may be structured differently from and may not be as liquid as the U.S. markets. Where purchases of foreign securities are made in foreign currencies, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.

    Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems. The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

    Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

    Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

    When the Fund invests in emerging markets, it may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

    Fixed Income Securities. The Fund may invest in fixed income securities. Any fixed income securities in which the Fund invests will be "investment grade." For a complete explanation of "investment grade" fixed income securities, please see Appendix A to this SAI.

    U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government, such as those of the Government National Mortgage Association ("GNMA") and the Export Import Bank of the United States; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association and the Federal Home Loan Banks, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund may invest in the obligations of such agencies or instrumentalities only when the Fund's Advisers believe that the credit risk with respect thereto is minimal.

    When-Issued and Delayed-Delivery Securities. The Fund may purchase securities on a "when-issued" or delayed-delivery basis. These transactions are arrangements in which a fund purchases securities with payment and delivery scheduled for a future time. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will generally not pay for such securities or start earning interest on them until they are received on the settlement date. When the Fund agrees to purchase securities on a "when-issued" basis, the Fund will designate cash or liquid portfolio securities equal to the amount of the commitment on the Fund's records. Normally, the Fund will designate portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to designate additional assets in order to assure that the value of the designated assets remains equal to the amount of the Fund's commitment. The Fund commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Fund's Adviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price or yield considered to be advantageous. The Fund will engage in "when-issued" delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of the Fund's investment objectives and policies and not for investment leverage, although such transactions represent a form of leveraging.

    Securities of Other Investment Companies. The Fund may invest in securities issued by other investment companies as permitted by the 1940 Act. The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by the Fund's Shareholders.

    Other Loans. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by the Advisers. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, the Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. The Fund will enter into loan agreements only with broker-dealers, banks or other institutions that the Fund's Adviser has determined are creditworthy under guidelines established by the Company's Board of Directors.

    Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the FDIC and/or registered broker-dealers which the Advisers deem credit-worthy under guidelines approved by the Company's Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be of the same type and quality as those in which the Fund may invest directly. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) plus the transaction costs, including loss of interest, that the Fund reasonably could expect to incur if the seller defaults. This requirement will be continually monitored by the Advisers, and if the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Directors of the Company believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question. Securities subject to repurchase agreements will be held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

    Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund's investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities and that the buyer may default on its obligation to sell such securities back to the Fund. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

    Except as otherwise disclosed to the Shareholders of the Fund, the Company will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisers, the Administrator, or their affiliates, and will not give preference to the Advisers' correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

    Illiquid Securities. The Fund may invest up to 5% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities). The Board of Directors has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation. Certain securities ("restricted securities") exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended ("Securities Act") (securities that may be resold pursuant to Rule 144A or Regulation S under the Securities Act), may be considered liquid. The Board has delegated to the Advisers the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Advisers to look to such factors as (i) the nature of the market for a security (including the institutional private or international resale market), (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system), and (iv) other permissible relevant factors. Certain securities, such as repurchase obligations maturing in more than seven days, are currently considered illiquid.

    Restricted securities may be sold only in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 5% of the value of its net assets is invested in illiquid assets, including restricted securities which are not readily marketable, the Fund will take such steps as it deems advisable, if any, to reduce the percentage of such securities to 5% or less of the value of its net assets.

    Temporary Defensive Positions. During temporary defensive periods as determined by the Advisers, as appropriate, the Fund may hold up to 100% of its total assets in high-quality short-term obligations including domestic bank certificates of deposit, bankers' acceptances, repurchase agreements secured by bank instruments, treasury securities, government issued securities and money market securities. To the extent that the Fund is so invested in debt obligations, the Fund may not achieve its investment objective.

    Over-the-Counter Market. The Fund may invest in common stocks, some of which will be traded in the over-the-counter market. In contrast to the securities exchanges, the over-the counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Any security can be traded in the over-the-counter market as long as an individual or firm is willing to make a market in the security. Because there are no minimum requirements for a company's assets or earnings or the number of its stockholders in order for its stock to be traded over-the-counter, there is great diversity in the size and profitability of companies whose stocks trade in this market, ranging from relatively small little-known companies to well-established corporations. When the Fund disposes of such a stock it may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time.

    Small and Medium Capitalization Companies. The Fund may invest in securities issued by companies with relatively smaller or medium capitalization. Some securities issued by companies with relatively smaller market capitalizations in general present greater risks than securities issued by companies with larger market capitalization and may be subject to large, abrupt or erratic fluctuations in price due, in part, to such factors as the issuer's dependence upon key personnel, the lack of internal resources, the inability to obtain funds from external sources, and dependence on a new product or service for which there is no firmly established market. Therefore, the net asset value of the Fund could be influenced by such price fluctuations in the securities of small-capitalization companies held by the Fund. An emphasis on appreciation and medium-capitalization companies may result in even greater risk than is inherent in other equity investment alternatives. The Fund will likely have somewhat greater volatility than the stock market generally, as measured by the S&P 500 Index.

Investment Restrictions

Fundamental Restrictions

    The Fund's investment objective is a fundamental policy and may not be changed without a vote of the holders of a majority of the Fund's outstanding Shares. In addition, the following investment restrictions may be changed with respect to the Fund only by a vote of the majority of the outstanding Shares of the Fund (as defined under "ADDITIONAL INFORMATION--Vote of a Majority of the Outstanding Shares").

    The Fund will not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase: (i) more than 5% of the value of the Fund's total assets would be invested in such issuer; or (ii) the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

    The Fund will not:

    1. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

    2. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

    3. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

    4. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

    5. Engage in any short sales;

    6. Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

    7. Purchase or sell commodities or commodities contracts, unless and until disclosed in the current Prospectus; or

    8. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction).

Non-Fundamental Restrictions

    The following additional investment restrictions may be changed by the Board of Directors without the vote of a majority of the outstanding Shares of the
Fund:

    The Fund may not:

    1. Purchase or otherwise acquire any securities if, as a result, more than 5% of the Fund's net assets would be invested in securities that are illiquid.

    2. Purchase securities of other investment companies except (i) to the extent permitted by the 1940 Act and the rules, regulations and orders thereunder, or (ii) in connection with a merger, consolidation, acquisition or reorganization.

Portfolio Turnover

    The portfolio turnover rate for of the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition were one year or less. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making investment decisions.

                                 NET ASSET VALUE

    As indicated in the Prospectus, the net asset value ("NAV") of the Fund is determined and the Shares of the Fund are priced each business day at the regularly scheduled close of trading on the New York Stock Exchange ("NYSE") (typically 4 p.m. Eastern Time), or as of the close of the business day, whichever time is earlier. Currently, the following holidays are observed by the
Funds: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

    Thre Fund calculates its NAV as follows:

                NAV= (Value of Fund Assets) - (Fund Liabilities)
                  --------------------------------------------
                          Number of Outstanding Shares

    Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Where quotations are not readily available or are deemed unreliable, the Funds' investments are valued at fair value as determined by management in good faith using methods approved by the Directors. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Directors subject to review and determination of the appropriate price by the Company, whenever a furnished price is significantly different from the previous day's furnished price. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value.

    Generally, trading in foreign securities, as well as U.S. Government securities and certain cash equivalents and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Prices of foreign securities denominated in foreign currency shall be converted into U.S. dollar equivalents using the daily rate of exchange at the time of NAV calculation. Occasionally, events affecting the value of securities may occur between the times at which they are determined and at the close of the NYSE, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined by management in good faith using methods approved by the Directors.

    For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars furnished by a pricing service approved by the Directors.

    The Fund's net asset value per share will be calculated separately from the per share net asset value of the other funds of the Company. "Assets belonging to" a fund consist of the consideration received upon the issuance of shares of the particular fund together with all net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular series. Each First Focus Fund will be charged with the direct liabilities of such fund and with a share of the general liabilities of the First Focus Funds.

            ADDITIONAL PURCHASE, REDEMPTION, AND EXCHANGE INFORMATION

    Purchases. Fund Shares are sold on a continuous basis by the Distributor, and the Shares may be purchased either directly from the Fund or through banks or certain other institutions. Investors purchasing Shares may include officers, Directors, or employees of the Advisers or their correspondent or affiliated banks.

    Customers of First National or its correspondent or affiliated banks (collectively, the "Banks") may purchase shares in connection with the requirements of their qualified accounts maintained at the Banks.

    Shares purchased through the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the Banks. With respect to Shares so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Company and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to customers. A Bank will exercise voting authority for those shares for which it is granted authority by the customer.

    The Banks and other institutions may impose particular customer account requirements in connection with investments in the Fund, such as minimum account size or minimum account thresholds above which excess cash balances may be invested in Shares. In addition, depending on the terms of the particular account used to purchase Shares, the Banks or other institutions may impose charges against the account. These charges could include asset allocation fees, account maintenance fees, sweep fees, compensatory balance requirements, transaction charges or other charges based upon account transactions, assets or income. The charges will reduce the net return on an investment in the Fund. Investors should contact their institutions with respect to these fees and the particular institution's procedures for purchasing or redeeming shares. The Prospectus should be read in conjunction with any such information received from the Banks or the institutions.

    Exchanges. If Shares are purchased through a Bank or other institution, the Shares may be exchanged only in accordance with the instructions and procedures pertaining to that account.

    Redemptions. If a customer has agreed with a Bank to maintain a minimum balance in his or her account with the Bank, and the balance in that account falls below that minimum, the customer may be obligated to redeem, or the Bank may redeem on behalf of the customer, all or part of the customer's Shares to the extent necessary to maintain the required minimum balance. The minimum balance required by any such Bank or other institution may be higher than the minimum required by the Company.

    The Transfer Agent reserves the right to reject any signature guarantee if:
(i) it has reason to believe that the signature is not genuine; (ii) it has reason to believe that the transaction would otherwise be improper; or (iii) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

    The Company may suspend the right of redemption or postpone the date of payment for Shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the Commission, (ii) the NYSE is closed for other than customary weekend and holiday closings, (iii) the Commission has by order permitted such suspension, or (iv) an emergency exists as a result of which (a) disposal by the Company of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Company to determine the fair value of its net assets.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

    Overall responsibility for management of the Company rests with its Board of Directors, which is elected by the Shareholders of the Company. The Company will be managed by the Directors in accordance with the laws of Nebraska governing corporations. The Board of Directors oversees all of the First Focus Funds. Directors serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal. The Directors elect the officers of the Company to supervise actively its day-to-day operations.

    Information about the Directors and officers of the Company is set forth below:

                                      POSITION(s) HELD     LENGTH OF
                                         WITH THE            TIME
NAME, ADDRESS, AND AGE                   COMPANY            SERVED             PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
----------------------                ----------------     ---------     ---------------------------------------------------------
INTERESTED DIRECTORS*

Julie Den Herder                      Director/             Since 2004   Vice President and Director of Shared Financial Services,
1620 Dodge Street                     President                          First National of Nebraska, Inc., since November 2001;
Omaha, NE 68102                                                          Director of Shared Services, Interpublic Group, July 1999
Age 45                                                                   to November 2001. No other directorships.

INDEPENDENT DIRECTORS

Robert A. Reed                        Director              Since 1994   President and Chief Executive Officer, Physicians Mutual
2600 Dodge Street                                                        Insurance Company and Physicians Life Insurance
Omaha, NE 68131                                                          Company
Age: 66                                                                  (1974-present). No other directorships.

Gary D. Parker                        Director              April 2004   Retired. No other directorships.
1620 Dodge St.
Omaha, NE 68102
Age: 60

OTHER EXECUTIVE OFFICERS

Trent M. Statczar                     Treasurer               Since      Vice President of Financial Services, BISYS Fund Services
3435 Stelzer Road                                            October,    (1993 - present)
Columbus, OH 43219                                             2003
Age: 34


Mark E. Tuttle                        Secretary               Since,     Assistant Counsel, BISYS Fund Services (May 2006 -
3435 Stelzer Road                                            November,   present); Compliance Manager, BISYS Fund Services (January,
Columbus, OH 43219                                             2006      2005 to May, 2006); Sole Practitioner, Mark E. Tuttle
Age: 37                                                                  Attorney at Law (June 2004 to January 2005); Paralegal,
                                                                         John Hancock Financial Services, Inc. (2000 -- 2004)


* As defined in the 1940 Act, Ms. Den Herder is an interested Director because she is an officer of First National of Nebraska, Inc., the parent of FNB Fund Advisers, an investment adviser of the First Focus Funds.

Fund Committees

The Board has established the following committees:

    Audit Committee. The Board's Audit Committee is responsible for, among other things, reviewing and recommending to the Board the selection of the First Focus Funds' Independent Registered Public Accounting Firm, reviewing the scope of the proposed audits of the First Focus Funds, reviewing with the independent auditors the results of the annual audits of the First Focus Funds' financial statements and interacting with the First Focus Funds' independent auditors of behalf of the full Board.

    Nominations Committee. The Nominations Committee is responsible for screening and nominating candidates for election to the Board as Independent Directors of the Fund. The Nominations Committee has adopted a Charter effective November 15, 2004. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Director candidates from other persons, including the Shareholders of the First Focus Funds. Recommendations can be submitted to: First Focus Funds, Inc., 1620 Dodge Street, Mail Stop 1071, Omaha, NE 68102, Attention: Chairman, Nominations Committee.

    In considering candidates for selection or nomination to the Board, the Nominations Committee will consider various factors, including a candidate's education, professional experience (including experience in the insurance and mutual fund industries), the results of in-person meetings with the candidate, the views of management of the Advisers with respect to the candidate, the candidate's other business and professional activities, and other factors that may be deemed relevant by the Nominations Committee.

    Fair Value Committee. The Board has a standing Fair Value Committee that is composed of various representatives of the Company's service providers and FNB Fund Advisers, as appointed by the Board. The Fair Value Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Committee meets periodically, as necessary, and met 6 times in the most recently completed Company fiscal year.

    The table below sets forth the amount of Shares beneficially owned by each Company Director in each of the First Focus Funds stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000;
$100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

                                                                         MS. DEN HERDER        MR. PARKER      MR. REED
                                                                       -----------------       -----------     ---------
Large Cap Growth Fund                                                      $      -0-            $   -0-         $  -0-
Short-Intermediate Fund                                                    $      -0-            $   -0-         $  -0-
Income Fund                                                            $ 10,001 - 50,000         $   -0-         $  -0-
Nebraska                                                                   $      -0-            $   -0-         $  -0-
Balanced Fund                                                              $      -0-            $   -0-         $  -0-
Equity Fund                                                                $      -0-            $   -0-         $  -0-
Growth Opportunities Fund                                                  $      -0-            $   -0-         $  -0-
Small Company Fund                                                     $ 10,001 - 50,000         $   -0-         $  -0-
International Fund                                                         $      -0-            $   -0-         $  -0-
All Funds in the Aggregate                                                 $      -0-            $   -0-         $  -0-

    As of March 31, 2006, the Company's officers and Directors, as a group, owned less than 1% of each First Focus Fund's outstanding Shares.

    The following table sets forth certain information concerning compensation paid by the Company to its Directors and officers in the fiscal year ending March 31, 2006.


                                                                                       PENSION OR
                                                                                       RETIREMENT
                                                                                    BENEFITS ACCRUED  ESTIMATED
                                                                       AGGREGATE           AS          ANNUAL        TOTAL
                                                                     COMPENSATION    PART OF COMPANY RETIREMENT COMPENSATION FROM
NAME AND POSITION                                                   PAID BY COMPANY     EXPENSES      BENEFITS      COMPANY
-----------------                                                 ----------------- ---------------- ---------- -----------------
Julie A. Den Herder                                                          -0-              -0-         -0-             -0-
President

Trent M. Statczar                                                            -0-              -0-         -0-             -0-
Treasurer






                                                                                        PENSION OR
                                                                                        RETIREMENT
                                                                                     BENEFITS ACCRUED  ESTIMATED
                                                                        AGGREGATE           AS          ANNUAL        TOTAL
                                                                      COMPENSATION    PART OF COMPANY RETIREMENT COMPENSATION FROM
NAME AND POSITION                                                    PAID BY COMPANY     EXPENSES      BENEFITS      COMPANY
-----------------                                                  ----------------- ---------------- ---------- -----------------
Mark E. Tuttle                                                                -0-              -0-         -0-             -0-
Secretary

Robert A. Reed                                                        $     9,000              -0-         -0-     $    9,000
Director

Gary D. Parker                                                        $     9,000              -0-         -0-     $    9,000


    The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. The officers of the Company may, from time to time, serve as officers of other investment companies. BISYS Fund Services Ohio, Inc. (the "Administrator") receives fees from each of the First Focus Funds for acting as administrator and the Administrator or its affiliates may receive fees from each of the First Focus Funds pursuant to the Distribution and Service Plan and the Administrative Services Plan described below. Mr. Statczar, Mr. Bresnahan, and Ms. Metz are employees of, and are compensated by, the Administrator.

Proxy Voting Policies

    The Company has delegated to its Advisers and Sub-Advisers the authority to vote proxies relating to portfolio securities owned by the Fund. The Board of Directors has reviewed and approved the policies and procedures that govern the voting of such proxies. A complete copy of those policies and procedures is attached as Appendix B.

Investment Adviser and Sub-Adviser

    Investment advisory services are provided to the Fund by FNB Fund Advisers ("FNB"), a division of First National Bank of Nebraska ("First National"), pursuant to the investment advisory agreement dated as of December 20, 1994 as amended as of December 5, 1995, June 4, 1996, February 14, 2005 and July 1, 2007 (the "FNB Advisory Agreement"). First National is a wholly owned subsidiary of First National of Nebraska, Inc., a Nebraska corporation. First National serves as (i) custodian for certain First Focus Funds as more fully discussed under "Custodians" below; (ii) transfer agent for the Funds as more fully discussed under "Transfer Agent" below; and (iii) co-administrator of the First Focus Funds as more fully discussed under "Administrator" below.

    Investment sub-advisory services are provided to the Fund by Riverbridge Partners, LLC ("Riverbridge"), pursuant to the Investment Sub-Advisory Agreement between FNB and Riverbridge effective July 1, 2007 (the "Riverbridge Sub-Advisory Agreement," together with the FNB Advisory Agreement, the "Advisory Agreements"). Under the Riverbridge Sub-Advisory Agreement, Riverbridge has agreed to provide investment advisory services as described in the Prospectus. For the services provided and expenses assumed pursuant to the Riverbridge Sub-Advisory Agreement, FNB pays Riverbridge a fee equal to 50% of the fees payable by the Fund to FNB under the FNB Advisory Agreement.

    Under the FNB Advisory Agreement, FNB has agreed to provide investment advisory services as described in the Prospectus. For the services provided and expenses assumed pursuant to the FNB Advisory Agreement, the fund will pay a fee equal to the lesser of (i) a fee computed daily and paid monthly at the annual rate of 0.90% of the average daily net assets of the land, or, (ii) such other fee as may be agreed upon from time to time in writing by the Company and FNB. FNB may periodically voluntarily reduce all or a portion of its advisory fees with respect to the Fund, which redustion would increase the net income of the Fund available for distributions as dividends.

    Set forth below are the advisory fees, net of fee waivers, FNB earned for the three previous fiscal periods ended March 31 under the FNB Advisory Agreement with respect to the First Focus Funds other than the Fund. No fees have been earned by FNB or Riverbridge with respect to the Fund as of the date of this SAI.

                        Fiscal Year Ended March 31, 2005:

                                                                                             ADVISORY FEES
        FUND                                                                              (NET OF FEE WAIVERS)    FEE WAIVERS
        ----                                                                              --------------------   -------------
Short-Intermediate                                                                        $           241,587    $     93,950
Income                                                                                    $           415,871    $     54,927
Nebraska                                                                                  $           387,364    $    144,313
Balanced                                                                                  $            89,126    $     98,385
Core Equity                                                                               $           812,910    $        -0-
Small Company                                                                             $           374,686    $        -0-
International                                                                             $           246,863    $     27,429


                       Fiscal Year Ended March 31, 2006:

                                                                                             ADVISORY FEES
        FUND                                                                              (NET OF FEE WAIVERS)    FEE WAIVERS
        ----                                                                              --------------------   -------------
Short-Intermediate                                                                          $       320,441      $      89,723
Income                                                                                      $       363,586      $      42,418
Nebraska                                                                                    $       432,211      $     117,315
Core Equity                                                                                 $       772,076      $         -0-
Small Company                                                                               $       389,294      $         -0-
International                                                                               $       390,058      $      39,007

                       Fiscal Year Ended March 31, 2007:

                                                                                             ADVISORY FEES
        FUND                                                                              (NET OF FEE WAIVERS)    FEE WAIVERS
        ----                                                                              --------------------   -------------
Short-Intermediate                                                                          $       140,667      $     123,984
Income                                                                                      $       230,056      $     129,719
Nebraska                                                                                    $       188,121      $     131,137
Core Equity                                                                                 $       676,786      $     106,622
Small Company                                                                               $       354,355      $      46,778
International                                                                               $       526,359      $     138,324


    Unless otherwise terminated and with respect to the Fund, the Advisory Agreements remain in effect from year to year for successive annual periods ending on June 30 if such continuance is approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding Shares of the Fund (as defined under "ADDITIONAL INFORMATION" in this SAI), and a majority of the Directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of any party to the Advisory Agreements by votes cast in person at a meeting called for such purpose. The Advisory Agreements are terminable as to the Fund at any time on 60 days written notice without penalty by the Directors, by vote of a majority of the outstanding Shares of the Fund, or by the Advisers. The Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

    The Advisory Agreements provide that the Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisers in the performance of their duties, or from reckless disregard by the Advisers of their duties and obligations thereunder.


Portfolio Transactions

    Pursuant to the Advisory Agreements, the Advisers determine, subject to the general supervision of the Board of Directors of the Company and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute the Fund's portfolio transactions. Purchases from underwriters of other portfolio securities for the Fund generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter may take the form of principal transactions with dealers, or may involve the payment of negotiated brokerage commissions.

    Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Advisers in their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Advisers may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Advisers and does not reduce the advisory fees payable to the Advisers by the Fund.

Such information may be useful to the Advisers in serving the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their obligations to the Fund. The Advisers may authorize the Fund to pay a commission in excess of the commission another broker-dealer would have charged if the Advisers determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed either in terms of that particular transaction or the Advisers' overall responsibilities to the accounts they manage. As of the date of this SAI, the Fund has not yet paid any brokerage commissions.

    While the Advisers generally seek competitive commissions, the Company may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above. For the three previous fiscal years ending on March 31, the following Funds paid the following brokerage commissions on their respective total transactions:


                       Fiscal Period Ended March 31, 2005:

         FUND                                                                              BROKERAGE COMMISSIONS  TOTAL TRANSACTIONS
         ----                                                                             ----------------------- ------------------
Balanced                                                                                  $               33,667  $       24,069,771
Equity                                                                                    $               50,331  $       38,698,716
Growth Opportunities                                                                      $              118,910  $       75,658,765
Small Company                                                                             $               19,406  $        9,477,739
International                                                                             $              116,174  $       81,362,436

                      Fiscal Period Ended March 31, 2006:

         FUND                                                                              BROKERAGE COMMISSIONS  TOTAL TRANSACTIONS
         ----                                                                             ----------------------- ------------------
Balanced                                                                                  $               24,790  $       18,192,220
Equity                                                                                    $               66,442  $       49,102,820
Growth Opportunities                                                                      $               75,489  $       59,531,412
Small Company                                                                             $               33,226  $       17,024,174
International                                                                             $               37,469  $       45,410,384

                      Fiscal Period Ended March 31, 2007:

         FUND                                                                              BROKERAGE COMMISSIONS  TOTAL TRANSACTIONS
         ----                                                                             ----------------------- ------------------
Balanced                                                                                  $               30,570  $       25,004,427
Equity                                                                                    $               98,617  $       78,540,679
Growth Opportunities                                                                      $               95,810  $       78,874,288
Small Company                                                                             $               59,432  $       35,318,310
International                                                                             $               63,270  $       85,404,553

During the fiscal year ended March 31, 2007, the First Focus Funds did not direct brokerage transactions to brokers because of research services provided. As of the date of this SAI, the Fund has not yet paid any brokerage commissions.

    The Fund will not participate in directed brokerage arrangements with its distributor, BISYS Fund Services, Limited Partnership (the "Distributor"). However, in the future, the Fund may determine to participate in directed brokerage arrangements with other brokers. Through directed brokerage arrangements, an Adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to certain brokers.

    Except as otherwise disclosed to the Shareholders of the Fund and as permitted by applicable laws, rules and regulations, the Company will not, on behalf of the Fund, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisers, the Distributor, or their affiliates, and will not give preference to the Advisers' correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

    Investment decisions for the Fund are made independently from those for the other First Focus Funds, any other investment company or account managed by the Advisers. Any such other fund, investment company or account may also invest in the same securities as the Company. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Advisers believe to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Advisers may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreements, in making investment recommendations for the Fund, the Advisers will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Company is a customer of the Advisers, their parent or subsidiaries or affiliates and, in dealing with its customers, the Advisers, their parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Fund.

Portfolio Holdings

    Portfolio holdings information for the Fund may also be made available more frequently and prior to its public availability ("non-standard disclosure") to:

    (1) the Fund's service providers including the Fund's custodian, administrator, fund accountant, financing agents, pricing services and certain others (such as auditors, proxy voting services and securities lending agents) necessary for the Fund's day-to-day operations ("Service Providers"); and

    (2) certain non-service providers including ratings agencies and other qualified financial professionals (such as Lipper Analytical Services, Moody's, Morningstar, S&P and Thomson Financial) for such purposes as analyzing and ranking the Fund or performing due diligence and asset allocation) ("Non-Service Providers"). Generally such information is provided to Non-Service Providers on a monthly and quarterly basis with a five-to-fifteen day lag. The above list of ratings agencies will be updated each year.

    Presently, the only arrangement under which the Fund provides non-standard disclosure is with its Administrator, for Fund accounting purposes, under which the Administrator receives the Fund's trade information electronically on the trade date to facilitate calculation of the Fund's net asset value.

    Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions:

    (1) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become public information; and

    (2) the recipient signs a written Confidentiality Agreement. Persons and entities unwilling to execute an acceptable Confidentiality Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Fund's Disclosure Policies; or

    (3) the recipient provides assurances of its duty of confidentially by such means as certification as to its policies' adequacy to protect the information that is disclosed.

    Neither the Fund nor any of its Service Providers may disclose material information about the Fund's holdings, trading strategies implemented or to be implemented in the Fund or about pending transactions in the Fund to other third parties except that information about portfolio holdings may be made available to such third parties:

    - by providing a copy of the Fund's latest annual or semi-annual report or the Fund's latest Form N-Q,

    - in marketing materials, provided the portfolio holdings disclosed in the materials are at least 15 days old, or

    - when the Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement or the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed.

    Such disclosures shall be authorized by the Fund's Chief Executive Officer or Chief Financial Officer and shall be reported periodically to the Board. In no event shall such information be disclosed for compensation.

    The Fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Directors. In order to help ensure that the Fund's portfolio holdings disclosure policy is in the best interests of Fund Shareholders as determined by the Board, the Fund's Chief Compliance Officer ("CCO") will make an annual report to the Board on such disclosure. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of Shareholders and those of the Adviser, principal underwriter or any affiliate of the Fund, the Adviser or principal underwriter will be reported to the Board for appropriate action.

    Portfolio Managers

    The Riverbridge Investment Team shares responsibility for managing the Fund. Mark Thompson, Chief Investment Officer of Riverbridge, leads the five-person team which includes Phil Dobrzynski, Dana Feick, Rick Moulton and David Webb.


    Other Accounts Managed. As of December 31, 2006, the Riverbridge portfolio managers jointly managed the following numbers of accounts in each of the indicated categories, having the indicated total assets in each category. The advisory fees with respect to nine of the 79 accounts listed under "Other Accounts" having total assets of $5,800,000 as of December 31, 2006, are based on the performance of those accounts.

                                                 OTHER REGISTERED                 OTHER POOLED
                                               INVESTMENT COMPANIES            INVESTMENT VEHICLES              OTHER ACCOUNTS
                                         ------------------------------ ------------------------------    --------------------------
PORTFOLIO MANAGER                            NUMBER       TOTAL ASSETS      NUMBER       TOTAL ASSETS       NUMBER     TOTAL ASSETS
-----------------                        -------------  --------------- -------------  ---------------    ----------  --------------
Mark Thompson                                  2           $152,000,000      -0-                   --         79      $  790,000,000
Phil Dobrzynski                                2           $152,000,000      -0-                   --         79      $  790,000,000
Dana Feick                                     2           $152,000,000      -0-                   --         79      $  790,000,000
Rick Moulton                                   2           $152,000,000      -0-                   --         79      $  790,000,000
David Webb                                     2           $152,000,000      -0-                   --         79      $  790,000,000

    Conflicts of Interests. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. Generally, the risks of such conflicts of interests are increased to the extent that the portfolio manager has a financial incentive to favor one account over another. The Company does not believe that any material conflicts are likely to arise out of these portfolio managers oversight of the other accounts. Those accounts are managed relative to different benchmarks and different investment policies which can result in performance variations, but none reported a conflict of interest in investment strategy, asset allocation, or in any other manner. In addition, the Advisers have policies and procedures, enforced by the Advisers' respective compliance departments, designed to address potential conflicts of interest relating to the allocation of investment opportunities by each Adviser's managers. Further, the Fund's and the Advisers' respective Codes of Ethics address potential conflicts of interest and require access persons to obtain pre-clearance before acquiring beneficial ownership of Fund securities issued pursuant to an initial public offering or a limited offering.

    Compensation--Riverbridge. Riverbridge has three levels of compensation for investment team members. Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility. The second level of compensation is predicated on the overall performance of the investment team and their individual contributions to the team. Riverbridge's Chief Investment Officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years. Evaluation factors include but are not limited to the performance of the fund and other accounts managed relative to expectations for how those funds should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period. Fund performance, on a pre-tax basis, is measured against the S&P 500, Russell 1000 Growth and Russell 1000 indices; however, fund and Riverbridge composite performance is not based on the value of assets held in the portfolio strategy, but rather rates of return. Additional factors considered include quality of research conducted, contributions made to the overall betterment of the Investment Team and contribution to the betterment of the firm. The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above. The third level of compensation is ownership in the firm. Additionally, Riverbridge has also adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum allowable by law. Generally, all employees are eligible to participate in the plan. Riverbridge matches annually the employee's contribution in the amount equal to 100% of the first 3% of each employee's contribution and 50% of the next 2%.

    Ownership of Fund Shares. No member of the Riverbridge Investment Team presently owns any Shares in any of the First Focus Funds.

Banking Regulations

    Prior to November, 1999, various judicial and administrative interpretations had interpreted Federal law, including the Glass-Steagall Act, as limiting the mutual fund activities of certain banks and bank holding companies. The Gramm-Leach-Bliley Financial Modernization Act was passed in November, 1999, and effectively repealed the Glass-Steagall Act.

    FNB believes that it possessed, prior to the repeal of the Glass-Steagall Act, and continue to possess, the legal authority to perform the services for the Fund contemplated by the Prospectus, this SAI, the FNB Advisory Agreement, the Custodian Agreement and the Servicing Agreement without violation of applicable statutes and regulations. FNB has been advised by its counsel that counsel believes that such laws should not prevent it from providing the services required of it under the FNB Advisory Agreement, the Custodian Agreement, and the Servicing Agreement. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict FNB from continuing to perform such services for the Company. Depending upon the nature of any changes in the services which could be provided by FNB, the Board of Directors of the Company would review the Company's relationship with FNB and consider taking all action necessary in the circumstances.

Administrator

    BISYS Fund Services Ohio, Inc. ("BISYS") serves as co-administrator to the Fund pursuant to the Co-Administration Agreement between BISYS and the Company dated October 1, 2006 (the "BISYS Co-Administration Agreement"). First National Bank of Omaha ("FNBO", and along with BISYS, each a "Co-Administrator") serves as co-administrator to the Fund pursuant to the Co-Administration Agreement between the Company and FNBO dated October 1, 2006 (the "FNBO Co-Administration Agreement" and along with the BISYS Co-Administration Agreement, the "Co-Administration Agreements"). BISYS and its affiliates provide administration and distribution services to other investment companies. Unless otherwise terminated as provided therein, each Co-Administration Agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods ending on September 30.

     Under the BISYS Co-Administration Agreement, BISYS has agreed to provide office space, facilities, equipment and personnel; prepare and file the annual update to the Company's registration statement, other amendments to the Company's registration statement, and supplements to its prospectus and statement of additional information; prepare and file timely notices required pursuant to Rule 24f-2 under the 1940 Act and semi-annual reports on Form N-SAR and N-CSR; coordinate and supervise the preparation and filing of tax returns; prepare materials necessary to register the securities of the First Focus Funds pursuant to state securities laws; calculate the income and expense accruals of the First Focus Funds; calculate daily net asset values and income factors of the First Focus Funds; maintain general and auxiliary ledgers; prepare financial statements; coordinate the printing and distribution of prospectuses, supplements, proxy materials and reports to shareholders; coordinate the solicitation and tabulation of proxies in connection with shareholder meetings; maintain each First Focus Funds' expense accruals and control disbursements; obtain, maintain and file the First Focus Funds' fidelity bond required by the Act; assist in developing compliance procedures for each First Focus Fund, and provide compliance monitoring services incorporating certain of those procedures, including, among other matters, compliance with each First Focus Fund's investment objective, defined investment policies and restrictions, and tax diversification, distribution and income requirements; monitor each First Focus Fund's status as a regulated investment company under Subchapter M of the Code, as amended; and generally assist in each First Focus Fund's administrative operations.

    For the performance of the co-administrative services, the Company pays BISYS a fee based on the Fund's average value of its daily net assets as follows:

ASSET LEVEL                                                                     FEE RATE
-----------                                                                     --------
First $600 million                                                                0.08%
$600 - $800 million                                                               0.06%
Over $800                                                                         0.04%

    Under the BISYS Co-Administration Agreement, the Company pays BISYS a minimum complex fee annually equal to the number of First Focus Funds multiplied by $30,000, or approximately $270,000. The minimum fee increases or decreases if funds are added to or deleted from the Fund complex. Additionally, the Company pays BISYS $15,000 per year for providing an employee to serve as the Company's AML Compliance Officer.

    Under the FNBO Co-Administration Agreement, FNBO has agreed to assist BISYS in the supervision of all aspects of the operations of the Fund except those performed by the Distributor, Transfer Agent, accountant, and Advisers of the Fund; serve as on-site liaison between the Company and the other service providers; furnish statistical and research data; assist BISYS in the preparation of compliance filings pursuant to state securities laws; assist BISYS in the preparation, mailing, and filing of the Fund's annual and semi-annual reports to Shareholders; assist BISYS in the preparation and distribution of proxy statements and related documents; and provide support for meetings of the Board of Directors of the Company. For the performance of these co-administrative services, the Company pays FNBO a fee of 0.07% of the Fund's average daily net asset value.

     The following table shows the net administration fees, and fees waived, during the last three fiscal years:

                           FEES PAID TO ADMINISTRATOR

                                                      YEAR ENDED            YEAR ENDED           YEAR ENDED
                                                    MARCH 31, 2005        MARCH 31, 2006       MARCH 31, 2007
                                                 --------------------  --------------------  ----------------
                                                     NET        FEES       NET       FEES       NET      FEES
        FUND                                        FEES       WAIVED     FEES      WAIVED     FEES     WAIVED
        ----                                     ----------  --------  ---------  ---------  --------  --------
Short-Intermediate                               $ 100,662        -0-     96,133       -0-     79,396      -0-
Income                                           $ 117,701        -0-     90,896       -0-     89,944      -0-
Nebraska                                         $ 113,932        -0-     92,617       -0-     68,413      -0-
Balanced                                         $  37,503        -0-     45,111       -0-     49,040      -0-
Core Equity                                      $ 162,583        -0-    154,416       -0-    156,682      -0-
Growth Opportunities                             $ 113,446        -0-    110,352       -0-    105,613      -0-
Small Company                                    $  66,122        -0-     68,699       -0-     70,788      -0-
International                                    $  41,144        -0-     58,509       -0-     99,703      -0-

    Under a Compliance Services Agreement between the Administrator and the Company (the "Compliance Services Agreement"), the Administrator designates one of its employees to serve as the Company's CCO.

Expenses

    The FNB Advisory Agreement provides that if total expenses borne by the Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the FNB will reimburse the Fund by the amount of such excess in proportion to its respective fees. As of the date of this SAI, the Fund is not aware of any state imposed expense limitation applicable to the Fund. Fees imposed upon customer accounts by the Advisers or their affiliated or correspondent banks for cash management services are not included within Fund expenses for purposes of any such expense limitation.

    The Advisers and the Administrator each bear all expenses in connection with the performance of their services as investment advisers and administrator, respectively, other than the cost of securities (including brokerage commissions, and issue and transfer taxes, if any) purchased for the Fund. The Fund will bear the following expenses relating to its operations: organizational expenses; taxes; interest; any brokerage fees and commissions; fees and expenses of the Directors of the Company; Commission fees; state securities qualification fees; costs of preparing and printing Prospectuses for regulatory purposes and for distribution to its current Shareholders; outside auditing and legal expenses; advisory and administration fees; fees and out-of-pocket expenses of the Administrator, Custodian and Transfer Agent; costs for independent pricing service; certain insurance premiums; costs of maintenance of the Company's existence; costs of Shareholders' and Directors' reports and meetings; distribution expenses incurred pursuant to the Distribution and Service Plan described below; and any extraordinary expenses incurred in the Fund's operation.

Distributor

    BISYS Fund Services, Limited Partnership serves as the distributor (the "Distributor") to the Fund pursuant to the Distribution Agreement dated October 1, 2006 (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods ending on September 30 if approved at least annually (i) by the vote of a majority of the Company's Board of Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Company's Board of Directors or the vote of a majority of the outstanding shares of the Company. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

    The Distributor solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor may receive distribution fees from the Fund as authorized by the distribution and service plan described below.

    Prior to October 1, 2003, SEI Investments Distribution Co. served as the Company's distributor pursuant to a distribution agreement dated October 1, 2000. SEI Investments Distribution Co. received no underwriting commissions under their distribution agreement with the Company prior to July 31, 2001

    The Company has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which the Fund is authorized to make payments to banks, including FNB, other institutions and broker-dealers, (with all of the foregoing organizations being referred to as "Participating Organizations") for providing distribution or shareholder service assistance. Payments to such Participating Organizations may be made pursuant to agreements entered into upon the recommendation of the Distributor. The Plan authorizes the Company to make payments with respect to certain classes of shares in an amount not in excess, on an annual basis, of 0.25% of the average daily net assets of the Fund. As of the date hereof, the Company has no class of Shares outstanding to which the Plan is applicable.

    Payments may be made by the Fund under the Plan for the purpose of financing any activity primarily intended to result in the sales of Shares of the Fund as determined by the Board of Directors. Such activities typically include advertising; compensation for sales and sales marketing activities of financial services agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. Any payments under the Plan would not be tied exclusively to actual distribution and service expenses, and the payments could exceed distribution and service expenses actually incurred.

    As required by Rule 12b-1, the Plan was approved by the sole shareholder of the Fund and by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Directors"). The Plan may be terminated as to a First Focus Fund by vote of a majority of the Independent Directors, or by vote of majority of the outstanding Shares of that First Focus Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires Shareholder approval. The Directors will review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Directors including a majority of the Independent Directors, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Directors who are not interested persons of the Company shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Directors or by a vote of the majority of the outstanding Shares of any of the First Focus Funds. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Directors, and (ii) by a vote of a majority of the entire Board of Directors cast in person at a meeting called for that purpose. The Board of Directors has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition, the Directors in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each First Focus Fund and its Shareholders.

    The Board of Directors of the Company believes that the Plan, if activated, would be in the best interests of each First Focus Fund since it would encourage growth of a First Focus Fund. As a First Focus Fund grows in size, certain expenses, and therefore total expenses, per Share, may be reduced and overall performance per Share may be improved.

Administrative Services Plan

    As described in the Prospectus, the Company has also adopted an Administrative Services Plan (the "Services Plan") under which the Fund is authorized to pay certain financial institutions, including First National, its correspondent and affiliated banks, and the Distributor (each a "Service Organization"), to provide certain ministerial, record keeping, and administrative support services to their customers who own of record or beneficially Shares in the Fund, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in shares of the Fund pursuant to specific or pre-authorized instructions. Payments to Service Organizations are made pursuant to Servicing Agreements between the Company and the Service Organization. The Services Plan authorizes the Fund to make payments to Service Organizations in an amount, on an annual basis, of up to 0.25% of the average daily net assets of the Fund. The Services Plan has been approved by the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of the Services Plan or in any Servicing Agreements thereunder (the "Disinterested Directors"). The Services Plan may be terminated as to a First Focus Fund by a vote of a majority of the Disinterested Directors. The Directors review quarterly a written report of the amounts expended pursuant to the Services Plan and the purposes for which such expenditures were made. The Services Plan may be amended by a vote of the Directors, provided that any material amendments also require the vote of a majority of the Disinterested Directors. For so long as the Services Plan is in effect, selection and nomination of those Disinterested Directors shall be committed to the discretion of the Company's Disinterested Directors. All Servicing Agreements may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Directors. The Services Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Directors, including a majority of the Disinterested Directors.

    As authorized by the Services Plan, the Company has entered into a Servicing Agreement with First National pursuant to which First National has agreed to provide certain administrative support services in connection with Shares of the Fund owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from the Fund on behalf of customers; (ii) providing periodic statements to its customers showing their positions in the Shares;
(iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by First National; (v) providing subaccounting with respect to the Shares beneficially owned by First National's customers or the information necessary for subaccounting; (vi) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semiannual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or preauthorized instructions. In consideration of such services, the Company, on behalf of the Fund, may pay First National a monthly fee, computed at the annual rate of .10% of the average aggregate net asset value of Shares of the Fund held during the period by customers for whom First National has provided services under the Servicing Agreement. As of the date of this SAI, no fees have been paid to First National pursuant to the Services Plan with respect to the Fund. The following table shows the net fees paid to First National pursuant to the Services Plan, and the fees waived, during the last three fiscal years:

                        ADMINISTRATIVE SERVICES PLAN FEES
                             PAID TO FIRST NATIONAL

                                                                         YEAR ENDED            YEAR ENDED            YEAR ENDED
                                                                       MARCH 31, 2005        MARCH 31, 2006        MARCH 31, 2007
                                                                   ---------------------  --------------------  -------------------
                                                                       NET       FEES         NET       FEES        NET      FEES
        FIRST FOCUS FUND                                              FEES      WAIVED       FEES      WAIVED      FEES     WAIVED
        ----------------                                           ----------  ---------  ---------  ---------  ---------  --------
Short-Intermediate                                                 $   67,107    $-0-     $  64,088   $-0-      $ 102,811    $-0-
Income                                                             $   78,465    $-0-     $  60,597   $-0-      $ 123,062    $-0-
Nebraska                                                           $   75,953    $-0-     $  61,744   $-0-      $  90,089    $-0-
Balanced                                                           $   25,001    $-0-     $  30,074   $-0-      $  70,933    $-0-
Equity                                                             $  108,387    $-0-     $ 102,943   $-0-      $ 211,075    $-0-
Growth Opportunities                                               $   75,629    $-0-     $  73,567   $-0-      $ 152,604    $-0-
Small Company                                                      $   44,080    $-0-     $  45,799   $-0-      $  93,970    $-0-
International                                                      $   27,429    $-0-     $  39,006   $-0-      $ 138,322    $-0-

    In addition, the Company, on behalf of the Fund, may enter into, from time to time, other Servicing Agreements with other Service Organizations pursuant to which such Service Organizations will provide similar services as those discussed above.

Custodian

    First National (the "Custodian"), 1620 Dodge Street, Omaha, Nebraska 68197, in addition to serving as an Adviser and Transfer Agent to the Funds, also serves as custodian to the Fund pursuant to the Custodian Agreement dated December 20, 1994 and amended as of December 5, 1995, June 4, 1996 and February 3, 1998 (the "Custodian Agreement"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Fund's investments. In consideration of such services, the Fund will pay the Custodian a fee, computed daily and paid monthly, at the annual rate of .03% of the Fund's average daily net assets. As of the date of this SAI, no fees have been paid by the Fund to the Custodian under the Custodian Agreement.

    The Northern Trust Company (the "International Custodian"), located at 50 South LaSalle Street, Chicago, Illinois 60675, serves as custodian to the International Fund pursuant to the Custodian Agreement dated April 15, 2002, (the "International Custodian Agreement"). The International Custodian's responsibilities include safeguarding and controlling the International Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Fund's investments. In consideration of such services, the International Fund pays the International Custodian a fee, computed daily and paid monthly, at the annual rate of 0.065% of the Fund's average daily net assets.

    The following table shows the net custody fees, and fees waived, during the last three fiscal years:

                                  CUSTODY FEES

                                                                        YEAR ENDED *        YEAR ENDED *         YEAR ENDED *
                                                                      MARCH 31, 2005      MARCH 31, 2006        MARCH 31, 2007
                                                                   -------------------  --------------------  ------------------
                                                                       NET      FEES         NET     FEES       NET       FEES
        FUND                                                          FEES     WAIVED       FEES     WAIVED     FEES      WAIVED
        ----                                                       ---------  --------  ----------  --------  ---------  --------
Short-Intermediate                                                 $  20,133    $-0-    $   19,226   $-0-      $15,879     $-0-
Income                                                             $  23,540    $-0-    $   18,179   $-0-      $17,988     $-0-
Nebraska                                                           $  22,786    $-0-    $   18,523   $-0-      $13,682     $-0-
Balanced                                                           $   7,501    $-0-    $    9,022   $-0-      $ 9,808     $-0-
Core Equity                                                        $  32,517    $-0-    $   30,882   $-0-      $31,336     $-0-
Growth Opportunities                                               $  22,689    $-0-    $   22,070   $-0-      $21,122     $-0-
Small Company                                                      $  13,224    $-0-    $   13,739   $-0-      $14,157     $-0-
International                                                      $  16,241    $-0-    $   25,353   $-0-      $43,204     $-0-

*   Agrees to Annual Report Statement of Operations

    In the opinion of the staff of the Commission, since First National is serving as both an investment adviser and custodian of the First Focus Funds, the First Focus Funds and the Custodian are subject to the requirements of Rule 17f-2 under the 1940 Act, and therefore the First Focus Funds and the Custodian will comply with the requirements of such rule.

Transfer Agency Services

    First National (the "Transfer Agent") serves as Transfer Agent and dividend disbursing agent for the Company pursuant to the Transfer Agency Agreement dated December 20, 1994 and amended as of December 5, 1995, June 4, 1996 and February 3, 1998. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with the Fund's Shareholders of record: maintenance of shareholder records for each of the Company's Shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Company on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of Shareholders of record. Pursuant to authority in the Transfer Agency Agreement, the Transfer Agent has appointed as sub-transfer agent DST Systems, Inc., 210 West 10th Street, Kansas City, Missouri 64105. DST Systems, Inc. performs the principal services as transfer agent for the Fund under such Agreement and receives a fee from the Transfer Agent for such services. As of the date of this SAI, the Company has not paid the Transfer Agent any fees under the Transfer Agency Agreement respecting the Fund. The following table shows the Transfer Agent fees paid during the last three fiscal years:

                               TRANSFER AGENT FEES

                                                                      YEAR ENDED        YEAR ENDED        YEAR ENDED
        FUND                                                        MARCH 31, 2004    MARCH 31, 2005    MARCH 31, 2006
        ----                                                       ----------------  ----------------  ----------------
Short-Intermediate                                                    $  32,346         $  34,400         $  39,357
Income                                                                $  34,655         $  32,890         $  36,413
Nebraska                                                              $  36,563         $  32,819         $  35,242
Balanced                                                              $  21,702         $  28,417         $  31,051
Core Equity                                                           $  43,551         $  41,761         $  48,739
Growth Opportunities                                                  $  31,715         $  36,712         $  42,949
Small Company                                                         $  19,716         $  32,176         $  35,668
International                                                         $  15,251         $  29,808         $  36,411

Independent Registered Public Accounting Firm

    KPMG LLP ("KPMG"), 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215, is the independent registered public accounting firm for the First Focus Funds. KPMG provides financial auditing services as well as certain tax return preparation services for the First Focus Funds.

Legal Counsel

    Blackwell Sanders LLP, 1620 Dodge Street, Suite 2100, Omaha, Nebraska 68102, is counsel to the Company.

Codes of Ethics

    Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund's investment activities. The Company, FNB, Riverbridge and BISYS Fund Services Ohio, Inc. have each adopted Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel to invest in securities, including securities that may be purchased or held by the Fund.

                             ADDITIONAL INFORMATION

    The Company was organized as a Nebraska corporation on October 12, 1994. The Company and four of its portfolios were organized to acquire the assets and continue the business of the corresponding substantially identical investment portfolios of The Sessions Group, an Ohio business trust. On April 10, 1995 the Company acquired approximately $326 million of assets from The Sessions Group in return for an equivalent dollar amount of shares of the Company. Additional portfolios have been added since then. Each Share of a First Focus Fund represents an equal proportionate interest in that First Focus Fund with other shares of the same First Focus Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that First Focus Fund as are declared at the discretion of the Directors.

Organization and Capital Structure

    The Company is authorized to issue a total of 1,000,000,000 Shares of common stock in series with a par value of $.00001 per share. Four Hundred Forty-Nine million (449,000,000) of these Shares have been authorized by the Board of Directors to be issued in series designated for the existing nine First Focus Funds. The Board of Directors may re-allocate additional Shares in series, or may divide the Shares of any existing or new series into two or more subseries or classes, all without Shareholder approval.

    All Shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All Shares have equal voting rights. They can be issued as full or fractional Shares. A fractional Share has pro rata the same kind of rights and privileges as a full Share. The Shares possess no preemptive or conversion rights.

    Each Share of a First Focus Fund has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Shares. On some issues, such as the election of Directors, all Shares of a First Focus Fund vote together as one series. Cumulative voting is authorized. This means that in a vote for the election of Directors, Shareholders may multiply the number of Shares they own by the number of directorships being filled and then allocate such votes to one or more Directors. On issues affecting only a particular First Focus Fund, the Shares of the affected First Focus Fund vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one First Focus Fund.

    The Articles of Incorporation of the Company permit the Company, by resolution of its Board of Directors, to create new series of common shares relating to new investment portfolios or to subdivide existing series of shares into subseries or classes. Classes can be utilized to create differing expense and fee structures for investors in the same First Focus Fund. Differences can exist, for example, in the sales load, Rule 12b-1 fees or service plan fees applicable to different classes of shares offered by a particular First Focus Fund. Such arrangements can enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments in the First Focus Funds. The Board of Directors could create additional classes in the future without shareholder approval. However, any such creation of classes would require compliance with regulations the Commission has adopted under the 1940 Act.

Shareholder Meetings

    It is possible that the Company will not hold annual or periodically scheduled regular meetings of Shareholders. Annual meetings of Shareholders will not be held unless called by the Shareholders pursuant to the Nebraska Business Corporation Act or unless required by the 1940 Act and the rules and regulations promulgated thereunder. Special meetings of the Shareholders may be held, however, at any time and for any purpose, if called by (i) the Chairman of the Board, the President and two or more Directors, (ii) by one or more Shareholders holding ten percent or more of the Shares entitled to vote on matters presented to the meeting, or (iii) if the annual meeting is not held within any thirteen month period, the local district court, upon application of any Shareholder, may summarily order that such meeting be held. In addition, the 1940 Act requires a Shareholder vote for all amendments to fundamental investment policies, investment advisory contracts and amendments thereto.

    Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each First Focus Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a First Focus Fund will be required in connection with a matter, a First Focus Fund will be deemed to be affected by a matter unless it is clear that the interests of each First Focus Fund in the matter are identical, or that the matter does not affect any interest of the First Focus Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a First Focus Fund only if approved by a majority of the outstanding shares of such First Focus Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Directors may be effectively acted upon by Shareholders of the Company voting without regard to series.

Ownership of Shares

    As of March 31, 2007, FNB and its affiliates held of record substantially all of the outstanding Shares of the First Focus Funds as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, First National Bank, 1620 Dodge Street, Omaha, Nebraska 68197, and its affiliates held as beneficial owner 5% or more of the outstanding Shares of the First Focus Funds because they possessed sole or shared voting or investment power with respect to such Shares.

Control Persons and Principal Holders of Securities

    As of April 13, 2007, First National Bank of Omaha was the sole shareholder of the Fund.

Vote of a Majority of the Outstanding Shares

    As used in the Prospectus and this SAI, a "vote of a majority of the outstanding Shares" of the Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (i) 67% or more of the votes of Shareholders of the Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (ii) the holders of more than 50% of the outstanding Shares of the Fund.

Additional Tax Information

    This general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

    Each of the First Focus Funds is treated as a separate entity for federal income tax purposes and the Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code, for so long as such qualification is in the best interest of the Fund's Shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the RIC distribute to its Shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess if any, of net short-term capital gains over long-term capital losses). Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts derived with respect to its business of investing in such stock, securities or currencies; and (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of the Fund's total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than US Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to a the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

    The Fund contemplates declaring as dividends 100% of its investment company taxable income (before deduction of dividends paid). In order to avoid the imposition of an excise tax, the Fund is required to distribute annually, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the 12 months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year. If distributions during the calendar year are less than the required amounts, that Fund would be subject to a nondeductible 4% excise line tax on the deficiency. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the Shareholders. A return of capital distribution will generally not be taxable, but will reduce each Shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

    Although the Fund expects to qualify as a RIC and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year that the Fund does not qualify for the special tax treatment afforded RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its Shareholders) and its distributions (including capital gain distributions) generally will be taxed as ordinary income dividends to Shareholders. In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and corporate shareholders would be eligible for the dividends received deduction.

    Foreign taxes may be imposed on the Fund by foreign countries with respect to its income from foreign securities. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service that will enable Shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by the Fund. Since less than 50% in value of the Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by the Fund.

    The Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts paid to any Shareholder who (i) has provided either an incorrect tax identification number or no number at all, (ii) who is subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of interest or dividends, (iii) who has failed to certify to the Fund such Shareholder is not subject to backup withholding, or (iv) has failed to certify to the Fund that they are a U.S. person (including a resident alien).

    In addition, to the extent Shareholders receive distributions of income attributable to investments in repurchase agreements by the Fund, such distribution may also be subject to state or local taxes.

    The Fund may invest in complex securities such as repurchase agreements. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing, or character of the income distributed to you by the Fund.

    Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a Shareholder who is not a dealer in securities will generally, for individual Shareholders, be treated as a long-term capital gain or loss if the Shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if Shares on which a Shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a Shareholder repurchases (or enters into a contract to or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

State Taxes
    Distributions by the Fund to Shareholders and the ownership of Shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax adviser regarding state and local tax rules affecting an investment in Fund Shares.

    Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, bankers acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-fee treatment. The rules on exclusion of this income are different for corporate shareholders.

    Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Fund. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative or administrative action.

Performance Comparisons

    From time to time, the Fund may advertise yield and/or total return. These figures will be based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day or 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that seven-day or 30-day period is assumed to be generated each seven-day or 30-day period over a year and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

    The yield of the Fund will fluctuate, and the annualization of a week's dividend is not a representation by the Company as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

    The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:
Yield - 2([(a-b)/(cd) + 1](6) - 1), where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of Shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per Share on the last day of the period.

    The Fund may, from time to time, compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

Miscellaneous

    The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

    The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

                                   APPENDIX A

    Investment Grade Debt Securities. As stated in the Prospectus, the Fund may invest in debt securities rated at purchase BBB or better by Standard & Poor's Corporation ("S&P"), Baa or better by Moody's Investors Service, Inc. ("Moody's"), or the equivalent rating or better by a nationally recognized statistical rating organization ("NRSRO"), or if unrated, considered by the Fund's Adviser to be of comparable quality ("Investment Grade Debt Securities").

    As with other fixed-income securities, Investment Grade Debt Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Because certain Investment Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. Particular types of Investment Grade Debt Securities may present special concerns. Some Investment Grade Debt Securities may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that a Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

    The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Investment Grade Debt Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Advisers conduct their own independent credit analysis of Investment Grade Debt Securities. Should subsequent events cause the rating of a debt security purchased by the Fund to fall below the fourth highest rating category, as the case may be, the Fund's Adviser will consider such an event in determining whether that Fund should continue to hold that security. The Advisers expect that they would not retain more than 5% of the assets of the Fund in such downgraded securities. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund should suffer a loss on the sale of such securities.


    Corporate Debt Ratings. A S&P corporate debt rating is a current assessment of the credit-worthiness of an obligor with respect to a specific obligation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Corporate debt rated BBB, A, AA, and AAA by S&P is considered to be "investment grade" corporate debt.

    The following summarizes the four highest ratings used by Moody's for corporate debt. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Corporate debt rated Baa, A, Aa, and Aaa by Moody's is considered to be "investment grade" corporate debt.

    Moody's applies numerical modifiers (1, 2, and 3) with respect to bonds rated Aa through Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

    The following summarizes the four highest long-term debt ratings by Duff & Phelps Credit Rating Co. Debt rated AAA has the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated A has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated BBB has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles. To provide more detailed indications of credit quality, the ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

    The following summarizes the four highest long-term debt ratings by Fitch (except for AAA ratings, plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated AAA are considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+". Bonds rated as A are considered to be of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment grade is higher than for bonds with higher ratings. Corporate debt rated BBB, A, AA, and AAA by S&P is considered to be "investment grade" corporate debt.

Municipal Obligations Ratings

    The following summarizes the three highest ratings used by Moody's for state and municipal short-term obligations. Obligations bearing MIG1 or VMIG1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Obligations rated MIG2 or VMIG2 denote high quality with ample margins of protection although not so large as in the preceding rating group. Obligations bearing MIG3 or VMIG3 denote favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

    S&P SP1, SP2, and SP3 municipal note ratings (the three highest ratings assigned) are described as follows:

        "SP1": Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

        "SP2": Satisfactory capacity to pay principal and interest.

        "SP3": Speculative capacity to pay principal and interest.

    The following summarizes the four highest ratings used by Moody's for state and municipal bonds:

        "Aaa": Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        "Aa": Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        "A": Bonds which possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        "Baa": Bonds which are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        The following summarizes the four highest ratings used by S&P for state and municipal bonds:

        "AAA": Debt which has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        "AA": Debt which has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

        "A": Debt which has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        "BBB": Debt which has adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Definitions of Certain Money Market Instruments

Commercial Paper

    Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

    Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

    Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

    U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government.

U.S. Government Agency and Instrumentality Obligations

    Obligations of the U.S. government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U. S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

FNB Fund Advisers (the "Adviser") hereby adopts the following Proxy Voting Policies and Procedures, (the "Policies") which shall be applicable to all voting securities owned from time to time by the respective First Focus Funds of the Company and such other advisory clients as the Adviser shall determine.

1. Proxy Committee. The Adviser shall establish a Proxy Committee (the "Committee") consisting of not less than three (3) persons, each of whom is knowledgeable about the investment objectives, strategies and portfolio holdings of the First Focus Funds which the Adviser advises. Such Proxy Committee shall be responsible for administering these Policies, and reporting at least quarterly to the Board of Directors of the First Focus Funds concerning any deviation from the Policies. The Adviser shall establish the method by which members of the Committee are chosen. Each Committee may establish its own operating procedures.

2. Voting. The Proxy Committee shall vote all securities which a First Focus Fund is entitled to vote, unless the Committee unanimously agrees that abstention in a particular instance better serves the interests of the First Focus Fund and its Shareholders. If the Committee cannot unanimously agree that abstention is in the best interests of the First Focus Fund and its Shareholders, the Committee should refer the matter to an independent proxy voting service.

3. Voting Principles. Each Committee will vote proxies consistent with the following principles:

    (a) Proxies will be voted in a manner which serves the long-term best interests of the First Focus Fund and its Shareholders which, in most instances, will also be consistent with the Adviser's objective in purchasing the underlying securities for the First Focus Fund.

    (b) If more than one First Focus Fund owns the same security to be voted, the Committee will make a separate voting determination for each First Focus Fund, recognizing that differences in the First Focus Fund's investment objectives and strategies may produce different results.

    (c) Because management of the respective companies whose securities are owned by the First Focus Funds will normally have a significant role in influencing the value of securities owned by the First Focus Funds, the Committee will ordinarily give substantial weight to management's proposals and recommendations. This is particularly true with respect to routine matters, such as uncontested elections, approval of auditors, approval of stock splits, reverse stock splits and dividends, and matters which the Committee, in its best judgment, determines to have no discernable positive or negative impact on the First Focus Funds.

    (d) In addressing non-routine or contested matters, such as contested elections, take-over proposals, management defense strategies, management compensation issues, shareholders rights or political/social issues, and after considering management's recommendation, the Committee will consider the following criteria, as applicable, in descending order of priority:

    (i) Long-term economic impact on the subject company.

    (ii) Short-term economic impact on the subject company.

    (iii) Long-term impact on broader economic considerations, such as the subject company's industry or the general national economy.

    (iv) Short-term impact on broader economic considerations, such as the subject company's industry or the general national economy.

    (v) Long-term and short-term impact on international economic conditions.

    (vi) Unique economic factors which might dictate a re-weighting of the priority of criteria (i)-(v) above.

    (vii) National political/social considerations, such as environmental, human rights, health, animal rights and similar issues.

    (viii) International political/social considerations, such as environmental, human rights, health, animal rights and similar issues.

    (e) At any time, the Committee may seek the advice of counsel or retain outside consultants to assist in its deliberations. The Committee, in its sole discretion, may refer any matter to an independent proxy voting service.

4. Conflicts of Interest. The Committee is charged with the responsibility of identifying and dealing with conflicts of interest between the Adviser and the First Focus Funds it advises or the issuers of securities owned by the First Focus Funds, such as may arise in the proxy voting context from significant business relationships, significant personal or family relationships or attempts to influence voting by the Committee. The Committee shall be guided by the following principles:

    (a) The Committee has a duty to make reasonable investigation of information relating to conflicts of interest. For purposes of identifying conflicts under this Policy, the Committee shall rely on publicly available information about the Adviser and its affiliates, information about the Adviser and its affiliates that is generally known by employees of the Adviser, and other information actually known by a member of the Committee. Absent actual knowledge, the Committee is not required to investigate possible conflicts involving the Adviser where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee. In connection with the consideration of any proxy voting matters under this Policy, each member of the Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge but which have not been identified by the Committee pursuant to this Policy.

    (b) If the Committee determines that a conflict of interest exists, then proxy proposals that are routine (such as those described in 3(c) above) shall be presumed not to involve a material conflict of interest for the Adviser, unless the Committee has actual knowledge that a routine proposal should be treated as material. The Committee shall adopt procedures specifically designed for the Adviser's circumstances that identify those proposals that the adviser will consider to be routine for purposes of this Policy.

    (c) If the Committee determines that a conflict of interest exists, then proxy proposals that are non-routine (such as those described in 3(d) above) shall be presumed to involve a material conflict of interest for the Adviser, unless the Committee determines that the Adviser's conflict is unrelated to the proposal in question. The Committee shall adopt procedures specifically designed for the Adviser's circumstances that identify those proposals that the adviser will consider to be non-routine for purposes of this Policy.

    (d) Although non-routine proposals in which a conflict of interest is present are presumed to involve a material conflict of interest, the Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Committee must conclude that a proposal is not directly related to the Adviser's conflict. The Committee shall record in writing the basis for any such determination that a material conflict does not exist.

    (e) If at any time the Committee concludes that a material conflict of interest exists in connection with a proxy vote, the Committee shall refer the specific proposal(s) to which the conflict of interest pertains to an independent third party who shall vote the proxies instead of the Committee. The Committee shall take responsible steps to assure that such third party is, in fact, independent. The Committee shall record in writing the basis for any such determination that a material conflict exists.

5. Securities Lending. With respect to securities of the First Focus Funds involved in a securities lending program, the Adviser will not be allowed to vote any proxies for such securities while the securities are on loan. Although the lender retains the right to recall any loaned securities, the right to vote proxies during the loan period rests with the borrower. While a First Focus Fund does not have the right to vote securities on loan, each First Focus Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, such First Focus Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral.

6. Reporting.

(a) The Adviser will provide to the First Focus Funds' Administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX or other required Commission filings including the items set forth below under "Recordkeeping."

(b) The Adviser will provide any information reasonably requested by the Board of Directors in connection with the Board's annual review of the First Focus Funds' proxy voting process.

In the event of a material conflict of interest proxy-voting situation, the Adviser will provide information at the next regular meeting of the Board of Directors of the First Focus Funds that will include a report describing all material facts of such conflict of interest situation and any findings made.

7. Recordkeeping.

The Adviser will keep and maintain the following records:

    (a) A copy of the Policies;

    (b) Copies of all proxy statements received regarding underlying portfolio securities held by the First Focus Funds;

    (c) Identification of each proxy's issuer including the exchange ticker and CUSIP number (if available);

    (d) A record of all votes cast on behalf of the First Focus Funds;

    (e) Copies of any documents used or prepared by the Adviser in order to make a decision as to how to vote proxies or that memorialized the basis for the voting decision;

    (f) Written requests from the First Focus Funds' Shareholders for information as to how the Adviser voted proxies for the First Focus Funds; and

    (g) Written responses by the Adviser to any requests from a First Focus Fund's Shareholders for information as to how the Adviser voted proxies for the First Focus Fund.

These records and other items shall be maintained in an easily-accessible place for at least five (5) years from the end of the fiscal year during which the last entry was made on this record, the first two (2) years in the office of the Adviser.

Riverbridge Partners, LLC ("Riverbridge") has adopted the following Proxy Voting Policies and Procedures which are applicable to all voting securities owned from time to time by the Fund and such other advisory clients of Riverbridge.

It is the policy of Riverbridge to vote all proxies for the exclusive benefit of the accounts whose assets we manage. In most, if not all cases, this will mean that the proposals which maximize the value of portfolio securities will be approved without regard to non-economic considerations. The purposes of these proxy voting procedures is to ensure that Riverbridge fulfills our responsibilities to clients in connection with the analysis of proposals submitted by corporate management, and others, to shareholders for approval, and properly executes and delivers proxy ballots in connection therewith. According to the Department of Labor, "the fiduciary act of managing plan assets which are shares of corporate stock would include the voting of proxies appurtenant to those shares of stock."

As long as there is no provision to the contrary in the charter, by-laws, trust agreement, plan documents, partnership agreement or other controlling documents which create the legal entity with which Riverbridge is dealing, the power to vote on proposals presented to shareholders through the proxy solicitation process will be considered by us to be an integral part of our investment responsibility, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities. Unless otherwise specifically provided in the agreement between the client and Riverbridge, we will be responsible for evaluating and voting on all proposals. Riverbridge will generally not favor proposals which are designed to make it difficult for a company to be acquired or which have a tendency to entrench current management at the expense of securities holders. Therefore, we will generally be expected to vote against proposals approving classified boards of directors, blank check preferred stock, unequal voting rights plans, elimination of shareholder action by written consent, prohibitions of shareholder special meetings, granting stock options at less than fair market value, exchanging underwater stock options, and the pyramiding of stock options by management. Super majority proposals will be evaluated on a case-by-case basis, as will increases in authorized common stock, anti-greenmail provisions, reincorporation or re-organization proposals and acceleration of options vesting upon change of control. Riverbridge will cast votes solely in the interest of maximizing plan assets over the long term for social and corporate responsibility issues.

In the above-indicated situations and those of similar import to shareholders, the Investment Team of Riverbridge will be responsible for making the decision on how securities will be voted in our model portfolios. Securities in client accounts that are not held in our model portfolios will be voted based on recommendations received by an outsourced proxy research firm. Their recommendations will be based on the proxy voting guidelines of Riverbridge.

In the rare case that Riverbridge may face a conflict of interest (such as voting on a security held in a company where we also manage that company's pension assets), we will vote solely in the interest of maximizing plan assets over the long term. If a conflict occurs, we will record the security involved, the basis for the conflict and our proxy votes as they relate to this security.

Summary:

    o Proxies will be voted for all clients unless the client has placed the responsibility elsewhere.
    o Copies of a representative proxy showing how the issues were voted will be kept on file at Riverbridge for a period of five (5) years, two (2) years on site.
    o Issues will be voted uniformly always keeping in mind maximizing the account value.
    o For those clients providing guidance to us by forwarding their proxy procedure, we will incorporate those procedures into our own policy providing there is no conflict with the existing policy.
    o Investment Team will identify any material conflicts of interest that exist. Examples of potential conflicts include: Riverbridge manages money for a pension fund of a corporation and also invests in the security of that corporation; an officer or director of a corporation in which Riverbridge invests is also a client of Riverbridge; a principal of Riverbridge has a personal relationship with an officer or director of a corporation in which Riverbridge invests that would bias Riverbridge's ability to vote without conflict; or Riverbridge has a financial interest in the outcome of a proxy vote. If the Investment Team does not vote unanimously on a proxy vote with a material conflict of interest, Riverbridge will use an independent third party to recommend how the proxy involving the conflict should be voted.

Procedure:

    1. Riverbridge Partners proxies are passed on to the Investment Team (the Proxy Committee) who indicates how to vote the issues.
    The proxies are then passed to administrative personnel who vote online at www.proxyedge.com or www.proxyvote.com.
    2. Proxy voting records are retained by Riverbridge for the required length of time.
    3. Requests by clients for copies of our procedures or how we have voted their shares are recorded and any written request or response is copied and kept in the client's correspondence file.

                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Articles of Incorporation (incorporated by reference to Exhibit 1.1 to PEA No. 5 on Form N-lA filed July 23, 1996).

(a)(2) Amendment to Articles of Incorporation, dated December 19, 1994 (incorporated by reference to Exhibit 1.2 to PEA No. 5 on Form N-lA filed July 23, 1996).

(a)(3) Amendment to Articles of Incorporation, dated February 2, 1996 (incorporated by reference to Exhibit 1.3 to PEA No. 5 on Form N-lA filed July 23, 1996).

(a)(4) Amendment to Articles of Incorporation, dated July 29, 1996 (incorporated by reference to Exhibit 1.4 to PEA No. 6 on Form N-lA filed December 10, 1996).

(a)(5) Amendment to Articles of Incorporation, dated July 8, 1998 (incorporated by reference to Exhibit (a)(5) to PEA No. 11 on Form N-lA filed July 28, 2000).

(a)(6) Amendment to Articles of Incorporation, dated October 15, 1999 (incorporated by reference to Exhibit (a)(6) to PEA No. 11 on Form N-lA filed July 28, 2000).

(a)(7) Amendment to Articles of Incorporation, dated July 24, 2000 (incorporated by reference to Exhibit (a)(7) to PEA No. 11 on Form N-lA filed July 28, 2000).

(a)(8) Amendment to Articles of Incorporation, dated July 30, 2001 (incorporated by reference to Exhibit (a)(8) to PEA No. 14 on Form N-lA filed July 30, 2001).

(a)(9) Amendment to Articles of Incorporation dated July 26, 2002 (incorporated by reference to Exhibit (A)(9) to PEA No. 16 on Form N-lA filed July 31, 2002).

(a)(10) Amendment to Articles of Incorporation dated April 16, 2007 (incorporated by reference to Exhibit (A)(10) to PEA No. 24 on Form N-lA filed April 17, 2007).

(b) Bylaws (incorporated by reference to Exhibit 2 to PEA No. 5 on Form N-1A filed June 23, 1996).

(c)      Not applicable.

(d)(1) Investment Advisory Agreement between the Registrant and First National Bank of Omaha dated December 20, 1994, as amended (incorporated by reference to Exhibit 5.1 to PEA No. 5 on Form N-lA filed July 23,
         1996).

(d)(2) Investment Advisory Agreement between the Registrant and First Trust Group, N.A. dated February 3, 1998, relating to the First Omaha Growth Fund (incorporated by reference to Exhibit 5.2 to PEA No. 8 on Form N-1A filed January 9, 1998).

(d)(3) Amended Schedule A to Investment Advisory Agreement between the Registrant and First National Bank of Omaha dated December 20, 1994, relating to First Omaha Income Fund and First Omaha Nebraska Tax-Exempt Fund (incorporated by reference to Exhibit (d)3 to PEA No. 14 on Form N-1A filed July 30, 2001).

(d)(4) Amended and Restated Schedule A to Investment Advisory Agreement between the Registrant and First National Bank of Omaha dated December 20, 1994, and Amended and Restated Schedule A to Investment Advisory Agreement between the Registrant and First Trust Group, N.A. dated February 3, 1998, adding First Focus International Equity Fund and updating the names of the Funds and the Advisers (incorporated by reference to Exhibit (d)(4) to PEA No. 16 on Form N-1A filed July 29,
         2002).

(d)(5) Amended and Restated Schedule A to the Investment Advisory Agreement between the Registrant and First National Bank of Omaha deleting First Focus Bond Fund and First Focus U.S. Government Money Market Fund (incorporated by reference to Exhibit (d)(5) to PEA No. 20 on Form N-1A filed August 1, 2005).

(d)(6) Form of Investment Sub-Advisory Agreement between First National Bank of Omaha and KBC Asset Management International Limited (incorporated by reference to Exhibit (d)(5) to PEA No. 15 on Form N-1A filed January 29, 2002).

(d)(7) Form of Amended and Restated Schedule A to the Investment Advisory Agreement between the Registrant and First National Bank of Omaha (incorporated by reference to Exhibit (d)(7) to PEA No. 24 on Form N-lA filed April 17, 2007)..

(d)(8) Form of Investment Sub-Advisory Agreement between First National Bank of Omaha and Riverbridge Partners, LLC (incorporated by reference to Exhibit (d)(8) to PEA No. 24 on Form N-lA filed April 17, 2007).

(e)(1) Distribution Agreement between the Registrant and SEI Investments Distribution Co. dated October 1, 2000 (incorporated by reference to Exhibit (e)(1) to PEA No. 13 on Form N-1A filed September 29, 2000).

(e)(2) Distribution Agreement between the Registrant and BISYS Fund Services Limited Partnership (incorporated by reference to Exhibit (e)(2) to PEA No. 20 on Form N-1A filed August 1, 2005).

(e)(3) * Amended Schedules A and B to the Distribution Agreement dated October 1, 2006 between the Registrant and BISYS Fund Services Limited Partnership.

(f)      Not applicable.

(g)(l) Custodian Agreement between the Registrant and First National Bank of Omaha dated December 20, 1994, as amended (incorporated by reference to Exhibit 8.1 to PEA No. 5 on Form N-1A filed July 23,1996).

(g)(2) Amended Schedule A to the Custodian Agreement between the Registrant and First National Bank of Omaha dated December 20, 1994, relating to First Omaha Income Fund, First Omaha Nebraska Tax-Exempt Fund and First Omaha Colorado Tax-Exempt Fund (incorporated by reference to Exhibit
         (g)(2) to PEA No. 14 on Form N-1A filed July 30, 2001).

(g)(3) Custodian Agreement between The Northern Trust Company and the Registrant dated April 15, 2002, relating to the International Equity Fund (incorporated by reference to Exhibit (g)(3) to PEA No. 16 on Form N-1A filed July 31, 2002).

(g)(4) * Amended Schedule A to Custodian Agreement dated November 15, 2005 between the Registrant and First National Bank of Nebraska.

(h)(1) Administration Agreement between the Registrant and SEI Investments Mutual Fund Services dated October 1, 2000 (incorporated by reference to Exhibit (h)(1) to PEA No. 13 on Form N-1A filed September 29, 2000).

(h)(2) Administration Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (incorporated by reference to Exhibit (h)(2) to PEA No. 20 on Form N-1A filed August 1, 2005).

(h)(3) Sub-Administration Agreement between BISYS Fund Services Ohio, Inc. and First National Bank of Omaha (incorporated by reference to Exhibit
         (h)(3) to PEA No. 20 on Form N-1A filed August 1, 2005).

(h)(4) Administrative Services Plan of the Registrant and Servicing Agreement, dated April 10, 1995 (incorporated by reference to Exhibit 9.3 to PEA No. 5 on Form N-1A filed July 23, 1996).

(h)(5) * Co-Administration Agreement between First Focus Funds, Inc. and First National Bank of Omaha, dated October 1, 2006.

(h)(6) * Co-Administration Agreement between First Focus Funds, Inc. and BISYS Fund Services Ohio, dated October 1, 2006.

(h)(7) Transfer Agency Agreement between the Registrant and First National Bank of Omaha, dated December 20, 1994, as amended (incorporated by reference to Exhibit 9.4 to PEA No. 5 on Form N-1A filed July 23,
         1996).

(h)(8) Schedule A to the Transfer Agency Agreement between the Registrant and First National Bank of Omaha, as amended March 9, 2001 (incorporated by reference to Exhibit (h)(4) to PEA No. 14 on Form N-1A filed July 30,
         2001).

(h)(9) * Amended Schedule A to the Transfer Agency Agreement dated December 20, 1994 between the Registrant and First National Bank of Omaha.

(h)(10) Form of Amended and Restated Servicing Agreement to Administrative Services Plan for the Registrant (incorporated by reference to Exhibit
         9.6 to PEA No. 6 on Form N-1A filed December 11, 1996).

(h)(11) Appendix A to the Servicing Agreement to the Administrative Services Plan for the Registrant (incorporated by reference to Exhibit 9.9 to PEA No. 8 on Form N-1A filed January 9, 1998).

(h)(12) Amended and Restated Appendix A to the Servicing Agreement for Administrative Services Plan (incorporated by reference to Exhibit 13(g) to Form N-14, File No. 333-105596, filed May 28, 2003).

(h)(13) * Amended and Restated Appendix A to the Servicing Agreement to Administrative Services Plan dated August 26, 1997 between the Registrant and First National Bank of Omaha.

(h)(14) * Securities Lending Agreement between the Registrant and State Street Bank and Trust dated November 15, 2004.

(i)(1) Opinion and Consent of Blackwell Sanders Peper Martin LLP (filed herewith).

(j)      Not applicable.

(k)      Not applicable.

(l) Subscription Agreement of Miriam M. Allison dated December 20, 1994 (incorporated by reference to Exhibit 13 to PEA No. 5 on Form N-1A filed July 23, 1996).

(m)(1) Distribution Plan -- First Omaha Funds: Class A Shares, dated May 9, 2001 (incorporated by reference to Exhibit (m)(1) to PEA No. 13 on Form N-1A filed June 1, 2001).

(m)(2) Distribution and Shareholder Services Plan -- First Omaha Funds: Class B Shares, dated May 9, 2001 (incorporated by reference to Exhibit
         (m)(2) to PEA No. 13 on Form N-1A filed June 1, 2001).

(n) Multiple Class of Shares Plan for the Registrant, dated May 9, 2001 (incorporated by reference to Exhibit n to PEA No. 13 on Form N-1A filed June 1, 2001).

(o)      Not applicable.

(p)(1) Codes of Ethics of the Registrant, First National Bank of Omaha Investment Advisory/Code of Ethics to the First Omaha Funds, FNC Trust Group, N.A. Investment Advisory/Code of Ethics to the First Omaha Funds and SEI Investments Company Code of Ethics and Insider Trading Policy (incorporated by reference to Exhibit P to PEA No. 14 on Form N-lA filed July 30, 2001).

(p)(2) KBC Asset Management International Ltd. Code of Ethics (incorporated by reference to Exhibit (p)(2) to PEA No. 16 on Form N-lA filed July 29,
         2002).

(p)(3)   * Code of Ethics of Riverbridge Partners, LLC.

(q)(1) Powers of attorney (incorporated by reference to Exhibit q to PEA No. 20 on Form N-1A filed August 1, 2005).


* To be filed by post-effective amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 25. INDEMNIFICATION

Section 2 1-2004 (15) of Nebraska Business Corporation Act allows indemnification of officers and directors of the Registrant under circumstances set forth therein. The Registrant has made such indemnification mandatory. Reference is made to Article 8-D of the Articles of Incorporation (Exhibit 1),
Article XIII of the Bylaws of Registrant (Exhibit 2).

The general effect of such provision is to require indemnification of persons who are in an official capacity with the corporation against judgments, penalties, fines and reasonable expenses including attorneys' fees incurred by said person if: (1) the person has not been indemnified by another organization for the same judgments, penalties, fines and expenses for the same acts or omissions; (2) the person acted in good faith; (3) the person received no improper personal benefit; (4) in the case of a criminal proceeding, the person had no reasonable cause to believe the conduct was unlawful; and (5) in the case of directors, officers and employees of the corporation, such persons reasonably believed that the conduct was in the best interest of the corporation, or in the case of directors, officers or employees serving at the request of the corporation for another organization, such person reasonably believed that the conduct was not opposed to the best interests of the corporation. A corporation is permitted to maintain insurance on behalf of any officer, director, employee or agent of the corporation, or any person serving as such at the request of the corporation, against any liability of such person.

Nevertheless, Article 8-D of the Articles of Incorporation prohibits any indemnification which would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended and Article XIII of the Fund's Bylaws prohibits any indemnification inconsistent with the guidelines set forth in Investment Company Act Releases No. 7221 (June 9, 1972) and No. 11330 (September 2, 1980). Such Releases prohibit indemnification in cases involving willful misfeasance, bad faith, gross negligence and reckless disregard of duty and establish procedures for the determination of entitlement to indemnification and expense advances.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition to the indemnification provisions contained in the Registrant's Articles and Bylaws, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Administration and Fund Accounting Agreement and Custodian Agreement. Finally, the Registrant has also included in its Articles of Incorporation (See Article X of the Articles of Incorporation (Exhibit 1)) a provision which eliminates the liability of outside directors to monetary damages for breach of fiduciary duty by such directors. Pursuant to Neb. Rev. Stat. Section 2 1-2035 (2), such limitation of liability does not eliminate or limit liability of such directors for any act or omission not in good faith which involves intentional misconduct or a knowing violation of law, any transaction from which such director derived an improper direct or indirect financial benefit, for paying a dividend or approving a stock repurchase which was in violation of the Nebraska Business Corporation Act and for any act or omission which violates a declaratory or injunctive order obtained by the Registrant or its shareholders.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

FNB Fund Advisers ("FNB"), a division of First National Bank of Omaha ("First National") is the investment adviser for the First Focus Large Cap Growth Fund, First Focus International Equity Fund, First Focus Small Company Fund, First Focus Core Equity Fund, First Focus Balanced Fund, First Focus Short/Intermediate Bond Fund, First Focus Income Fund and First Focus Nebraska Tax-Free Fund. Tributary Capital Management, LLC ("Tributary"), also a division of First National, is the investment adviser for the First Focus Growth Opportunities Fund and the First Focus Balanced Fund. First National is a subsidiary of First National of Nebraska, Inc. FNB and Tributary provide a full range of financial and trust services to businesses, individuals, and government entities. FNB and Tributary serve Nebraska, as well as other areas of the Midwest.

To the knowledge of Registrant, none of the directors or officers of FNB or Tributary is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of FNB and Tributary also hold positions with FNB's parent, First National of Nebraska, Inc., or its subsidiaries or affiliates.

ITEM 27. PRINCIPAL UNDERWRITERS.

ITEM 27(a). BISYS Fund Services Limited Partnership ("BISYS" or the "Distributor") acts as principal underwriter for the following investment companies:


Allianz Variable Insurance Products Fund of Funds Trust
Allianz Variable Insurance Products Trust
American Independence Funds Trust
American Performance Funds
The Bjurman, Barry Funds
Commonwealth International Series Trust
The Coventry Group
Coventry Funds Trust
Excelsior Funds, Inc.
Excelsior Funds Trust
Excelsior Tax-Exempt Funds, Inc.
First Focus Funds, Inc.
Capital One Funds
Giant 5 Funds
Greenwich Advisors Trust
The Hirtle Callaghan Trust
HSBC Advisor Funds Trust
HSBC Investor Funds
Legacy Funds Group
Pacific Capital Funds
STI Classic Funds
STI Classic Variable Trust
The Blue Fund Group
Vintage Mutual Funds, Inc.


BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS' main address is 100 SUMMER ST. 15TH FLOOR, Boston, Massachusetts 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

ITEM 27(b). Information about Directors and Officers of BISYS is as follows:

     NAME                     ADDRESS                                      POSITION WITH UNDERWRITER
     -----                    -------                                      -------------------------
     Brian K. Bey             3435 Stelzer Rd., Columbus, OH  43219        President and Director
     Elliott Dobin            100 Summer St., Boston, MA  02110            Secretary
     Andrew H. Byer           3435 Stelzer Rd., Columbus, OH  43219        Chief Compliance Officer
     Wayne A. Rose            100 Summer St., Boston, MA  02110            Assistant Chief Compliance Officer
     James E. (Ed) Pike       3435 Stelzer Rd., Columbus, OH  43219        Financial and Operations Principal

ITEM 27(c).  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Records relating to the Administrator's functions as fund administrator for the Registrant are located at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110 and 3435 Stelzer Road, Columbus, Ohio 43219. All other accounts, books and other documents required to be maintained under section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of First National, One First National Center, Omaha, Nebraska 68102, Tributary, 1701 23rd Avenue, Greeley, Colorado 80632, or DST Systems, Inc., 210
W. 10th Street, Kansas City, Missouri 64105.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

The Registrant undertakes to provide a copy of its Annual Report to Shareholders upon request and without charge to each person to whom the Prospectus of the Funds has been delivered.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on the 29th day of June, 2007.


                                            First Focus Funds, Inc.

                                            /s/ Julie Den Herder
                                            -----------------------------
                                            Julie Den Herder
                                            President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Julie Den Herder
-------------------------------
Julie Den Herder                                                  June 29, 2007
Director, President, and Principal Executive Officer

/s/ Trent Statczar
-------------------------------
Trent Statczar                                                    June 29, 2007
Treasurer and Principal Financial Officer

/s/ Robert A. Reed*
-------------------------------
Robert A. Reed                                                    June 29, 2007
Director

/s/ Gary D. Parker*
-------------------------------
Gary D. Parker                                                    June 29, 2007
Director



* By Julie Den Herder pursuant to power of attorney filed on August 1, 2005 as Exhibit (q)(2) to the Registrant's Registration Statement on Form N-1A (File No. 333-85982).